UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Clever Leaves Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of

Annual Meeting of Shareholders and
Proxy Statement

Clever Leaves Holdings Inc.
489 Fifth Avenue, 27th Floor
New York, New York 10017

250 Howe Street, 20th Floor
Vancouver, British Columbia, V6C 3R8, Canada

May 19, 2021

To Our Shareholders

It is my pleasure to invite you to attend the 2021 Annual Meeting of shareholders (the “Annual Meeting) of Clever Leaves Holdings Inc. (the “Company”), which will be held virtually at www.meetingcenter.io/285771470 on June 29, 2021 at 10:00 a.m. Eastern Daylight Time. If requested, the password is KVHQ2021. The formal notice of the Annual Meeting is provided in the enclosed proxy statement. At the Annual Meeting the shareholders will consider and vote on the following:

1.	Election of the five (5) nominees named in the enclosed proxy statement to the Board of Directors.

2.	The appointment of BDO Canada LLP as the Company’s independent registered public accounting firm to serve as independent auditor for the 2021 fiscal year.

3.	Transaction of such other business that may properly come before the Annual Meeting and any adjournment or postponement.

Shareholders of record at the close of business on May 7, 2021, are entitled to vote at the meeting and any adjournment or postponement thereof.

The enclosed proxy statement provides you with detailed information regarding the business to be considered at the Annual Meeting. Your vote is very important. Whether or not you plan to attend the meeting, I encourage you to review the attached information and vote your shares. You may revoke your proxy at any time before the proxy is voted by following the procedures described in the enclosed proxy statement.

The rules of the Securities and Exchange Commission allow us to furnish our proxy materials over the Internet. We are sending stockholders a notice with instructions for accessing the materials and voting via the Internet, rather than mailing a full paper set of the materials. The notice of availability contains instructions on how to access our proxy materials on the Internet, as well as instructions on obtaining a paper copy of the proxy materials. This process will reduce our costs to print and distribute our proxy materials.

Voting by the Internet or telephone is fast and convenient, and your vote is immediately confirmed and tabulated. If you receive a paper copy of the proxy materials, you may also vote by completing, signing, dating and returning the accompanying proxy card in the enclosed return envelope furnished for that purpose. By using the Internet or telephone, you help us reduce postage and proxy tabulation costs.

As always, we value your ongoing participation and support of Clever Leaves Holdings Inc. and we remain committed to creating long-term value for our shareholders.

Sincerely,

/s/ Kyle Detwiler
Kyle Detwiler
Chief Executive Officer and Chair of the Board

Clever Leaves Holdings Inc. 489 Fifth Avenue, 27th Floor New York, New York 10017 250 Howe Street, 20th Floor Vancouver, British Columbia, V6C 3R8, Canada

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 19, 2021

Meeting Information: Date and Time: Wednesday, June 29, 2021 10:00 a.m. Eastern Daylight Time Location: www.meetingcenter.io/285771470 Password, if requested is KVHQ2021

Proposals:

1.       Election of the five nominees named in the enclosed proxy statement to the Board of Directors.

2.       The appointment of BDO Canada LLP as the Company’s independent registered public accounting firm to serve as independent auditor for 2021 fiscal year.

3.       Transaction of such other business that may properly come before the Annual Meeting and any adjournment or postponement.

The Board of Directors of Clever Leaves Holdings Inc. (the “Company”) unanimously recommends that the shareholders vote “FOR” the proposal to elect each of the five (5) nominees named in the enclosed proxy statement to the Board of Directors and “FOR” the appointment of BDO Canada LLP as the Company’s independent registered public accounting firm to serve as independent auditor for 2021 fiscal year.

You will be able to attend the annual meeting online, vote your shares electronically and submit questions online during the meeting by logging into the website listed above using the 15-digit control number included in your Notice of Internet Availability of the Proxy Materials, on your proxy or voting instruction card or any additional instructions accompanying these proxy materials. Meeting access will begin at 9:45 a.m. Eastern Daylight Time on June 29, 2021.

Who may vote: If you owned shares of the Company’s common shares at the close of business on Friday May 7, 2021 (the “Record Date”), you are entitled to vote at the meeting either in person at our virtual meeting or by proxy.

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

YOUR VOTE IS VERY IMPORTANT. PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE AFTER RECEIPT, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. Most shareholders have a choice of voting over the Internet, by telephone, or by using a traditional proxy card in advance of the meeting. Detailed instructions on how to vote on the Internet or by telephone may be found in the attached Proxy Statement on page 8. If you received printed proxy materials and choose to vote by mail, you may use the postage-paid, pre-addressed envelope provided in the materials.

By order of the Board of Directors.

/s/ Kyle Detwiler
Kyle Detwiler
Chief Executive Officer and Chair of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON JUNE 29, 2021.

This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about May 19, 2021. This Notice, the Proxy Statement and our Annual Report are available free of charge at http://www.edocumentview.com/KVHQ.

Proxy Statement. The Board of Directors (“Board”) of Clever Leaves Holdings Inc. (“we”, “us”, “our”, the “Company” or “Clever Leaves”) is soliciting proxies to be voted at our 2021 Annual Meeting of shareholders on June 29, 2021 and at any adjournment or postponement of the meeting. We are sending certain of our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about May 19, 2021. The Notice includes instructions on how to access our Proxy Statement and our Annual Report online. The Notice will also tell you how to request our proxy materials in printed form or by email. Please see “Accessing your proxy materials” on page 39 for additional information.

References in this Proxy Statement and accompanying materials to Internet websites are for the convenience of readers. Information available at or through these websites is not incorporated by reference in this Proxy Statement.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

The following are brief answers to certain questions that you may have regarding the Annual Meeting and the proposals being considered at the Annual Meeting. We urge you to carefully read the remainder of this proxy statement because the information in this section does not provide all the information that might be important to you with respect to the Annual Meeting.

Q.	Why am I receiving these proxy materials?

A.

You are receiving this proxy statement in connection with the solicitation by the Clever Leaves Board of Directors (the “Board”) of proxies from Clever Leaves shareholders to vote in favor of the proposal to (i) elect each of the five (5) nominees named in the enclosed proxy statement to the Board (“Election Proposal”) and (ii) appoint BDO Canada LLP as our independent registered public accounting firm to serve as independent auditor for 2021 fiscal year (“Auditor Appointment Proposal”).

Q.	What is a proxy?

A.

A shareholder’s legal designation of another person to vote shares of such shareholder’s common shares at a special or annual meeting is referred to as a proxy. The document used to designate a proxy to vote your common shares is called a proxy card.  Whether you receive a proxy will depend on if you are a shareholder of record or if you hold shares in “street name.”

Q.	What is the difference between holding shares as a shareholder of record and as a beneficial owner of shares held in “street name?”

A.

If your common shares are registered directly in your name with Computershare Investor Services (“Computershare”), the transfer agent for Clever Leaves, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to vote, or to grant a proxy directly to Clever Leaves or to a third party to cast your vote, at the Annual Meeting.

If your common shares are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name,” and your bank, broker or other nominee is considered the shareholder of record with respect to those shares. Your bank, broker or other nominee will send you, as the beneficial owner, a package describing the procedure for voting your shares, including a voting instruction form. You should follow the instructions provided by them in order to vote your shares. If your shares are held in “street name,” you are invited to attend the Annual Meeting, but you may not vote these shares at the Annual Meeting unless you register in accordance with the options below.

Q.	If my common shares are held in “street name” by my bank, broker or other nominee, how do I register to attend the Annual Meeting?

A.

If you are a beneficial owner of common shares held in “street name” you may register for the annual meeting in one of two ways:

1) Registration in Advance of the Annual Meeting

Submit proof of your signed legal proxy from your broker or bank reflecting your Clever Leaves holdings along with your name and email address to Computershare Trust Company as indicated below.

Requests for registration as set forth in (1) above must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 24, 2021. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:      Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com

By mail:        Computershare Trust Company

Clever Leaves Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

2) Registration at the Annual Meeting for beneficial owners holding common shares in “street name” through Broadridge and Mediant by entering the control numbers provided by Broadridge and Mediant, respectively. Please go to www.meetingcenter.io/285771470 for more information on the available options and registration instructions.

Please note that option (2) above is intended to be provided as a convenience to beneficial owners holding common shares in “street name”, and there is no guarantee this option will continue be available on our meeting date. The inability to provide this option shall in no way impact the validity of the Annual Meeting. In order to ensure you are able to attend, ask questions and vote at the Annual Meeting, you may choose the register in advance of the Annual Meeting in accordance with option (1).

The online meeting will begin promptly at 10:00 a.m., Eastern Daylight Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Q.	If my common shares are held in “street name” by my bank, broker or other nominee, will my bank, broker or other nominee automatically vote those shares for me?

A.

Generally, your bank, broker or other nominee will only be permitted to vote your shares on a proposal if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee regarding the voting of your common shares. If you do not respond and follow the procedures provided by your bank, broker or nominee, they cannot attend the Annual Meeting for you and your shares will not be counted as present and entitled to vote for the purposes of determining whether there is a quorum. If you do respond and follow the procedures provided by your bank, broker or nominee and they attend the Annual Meeting, your shares will be counted as present and entitled to vote for the purposes of determining if a quorum is present, and if you have also provided instructions on how to vote for a proposal your shares will be voted as you have instructed; however, if you have not provided instructions on how to vote for a proposal, your bank, broker or nominee will not have discretion to make the choice for you, and your shares will be counted for quorum but have no effect on the outcome of the Election Proposal and the Auditor Appointment Proposal.

However, please note that because the Auditor Appointment Proposal is considered a routine matter, if your common shares are held by a bank, broker or nominee, such bank, broker or nominee may have authority to exercise its discretion to vote your common shares on the Auditor Appointment Proposal in the absence of instructions provided by you.

Q:	Do I need to register to attend the Annual Meeting virtually?

A:

Registration is only required if you are a beneficial owner of common shares held in “street name” through a bank, broker or intermediary other than Broadridge or Mediant, as set forth above.  However, beneficial owners of common shares held in “street name” may wish to register in advance, even if they are not required to do so to ensure seamless access to the meeting.

Q.	Why did I receive a Notice Regarding the Availability of Proxy Materials?

A.

As permitted by SEC rules and the Company’s Articles, we are making this proxy statement and our annual report (the “Proxy Materials”) available to our stockholders electronically via the Internet. On or about May 19, 2021, we intend to mail to our shareholders a notice containing instructions on how to access the Proxy Materials and how to vote their shares online. If you receive a Notice Regarding the Availability of Proxy Materials by mail, you will not receive a printed copy of the Proxy Materials in the mail unless you specifically request them. Instead, the Notice provides instructions on how to review the Proxy Materials and submit your voting instructions over the Internet. If you receive a Notice by mail and would like to receive a printed copy of our Proxy Materials, you should follow the instructions contained in the Notice for requesting such materials.

Q.	How many votes do I have for the Annual Meeting?

A.

Each shareholder is entitled to one vote for each common share held of record as of the close of business on the record date. As of April 28, 2021, there were 24,928,260 common shares issued and outstanding.

Q.	What am I being asked to vote on?

A.

Clever Leaves is holding the Annual Meeting of its shareholders to consider and vote on the Election Proposal and the Auditor Appointment Proposal.

Your vote is very important, regardless of the number of shares that you own.

Q.	When and where will the Annual Meeting take place?

A.

The Annual Meeting will be held virtually at 10:00 a.m. Eastern Daylight Time on June 29, 2021 and conducted exclusively by webcast. Clever Leaves has chosen to hold the Annual Meeting solely via the Internet and not in a physical location because we are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our shareholders and the Company. We believe that hosting a virtual meeting will enable more of our shareholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access. We have also considered the public health impact of coronavirus (COVID-19) and the desire to promote the health and safety of our shareholders, directors, officers, employees and community.

To attend, vote and submit questions during the Annual Meeting, record shareholders will need to visit www.meetingcenter.io/285771470 and enter the 15-digit control number included in your Notice of Internet availability of Proxy Materials or the instructions on your voting instruction form or proxy card. The availability of online voting may depend on the voting procedures of the organization that holds your shares. The password for the meeting, if requested, is KVHQ2021.

Shareholders will be able to access the meeting 15 minutes prior to the meeting start. Clever Leaves encourages its shareholders to access the meeting prior to the start time leaving ample time for check-in. The virtual meeting platform is supported across devices and browsers running the most updated version of applicable software and plug-ins. We will have technical support available beginning 15 minutes in advance of the meeting and through the end of the meeting for any shareholder experiencing technical difficulties.

Clever Leaves has structured the virtual Annual Meeting to provide shareholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting.

Even if you plan to attend the Annual Meeting, Clever Leaves recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend or become unable to attend the Annual Meeting. Common shares beneficially owned and held in “street name” may be voted by you at the Annual Meeting only if you obtain a signed legal proxy from your bank, broker or other nominee giving you the right to vote the shares or if you are eligible and register at the meeting in accordance with Option 2 described in response to the question “If my common shares are held in “street name” by my bank, broker or other nominee, how do I register to attend the Annual Meeting?” on page 1.

Q.	What if I have trouble accessing the Annual Meeting?

A.

A link on the meeting page will provide further assistance should you need it, or you may call US & Canada: 1-888-724-2416 or 1-781-575-2748.  The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is no longer supported. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time.

Q.	How important is my vote?

A.	Your vote on each proposal presented at the Annual Meeting is very important, and you are encouraged to submit a proxy as soon as possible.
Q.	How will shareholders be able to ask questions during the Annual Meeting?

A.	If you wish to submit a question during the meeting, type your question into the “Submit a question” field, and click “Submit.” Questions relevant to meeting matters will be answered during the meeting. Questions regarding personal matters or matters not relevant to meeting matters will not be answered. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition and allow time for additional topics. The rules of conduct for the meeting, including the guidelines for submitting questions, the shareholder list and the proxy materials will be available on the virtual meeting site during the meeting.

Q.	What constitutes a quorum?

A.

A quorum is required for our shareholders to conduct business at the Annual Meeting. The holders of 33 1/3% of the outstanding common shares entitled to be voted at the meeting, present via webcast or represented by proxy will constitute a quorum for the transaction of business. Abstentions and “broker non-votes” will be counted in determining whether there is a quorum.

Q,	What is a broker non-vote?

A.

A broker non-vote occurs with respect to a proposal when a bank, broker, trustee, or other nominee has discretionary authority to vote on one or more proposals to be voted on at a meeting of shareholders but is not permitted to vote on other proposals without instructions from the beneficial owner and the beneficial owner fails to provide the nominee with such instructions. Banks, brokers, trustees, or other nominees may generally vote on routine matters but cannot vote on non-routine matters. Only the Auditor Appointment Proposal is considered a routine matter. The other proposals are not considered routine matters, and without your instructions, your bank, broker or other nominee cannot vote your shares.

Q.	How many votes are needed to approve each proposal at the Annual Meeting?

A.

Item 1: Election Proposal. The director nominees shall be elected by a plurality of the votes cast (meaning that the five director nominees who receive the highest number of shares voted “for” their election are elected) on an individual director basis as opposed to a slate vote. Under a plurality voting standard, shareholders are given the choice to vote “for” a nominee director or “withhold” their vote for the nominee. A plurality system allows a director nominee to be elected with less than a majority of the votes cast “for” their election, regardless of the number of votes withheld from their election. Voting on an individual director basis allows the shareholders to vote for any properly nominated director and express disapproval regarding an individual director nominee, by withholding support for that nominee.

Note that if your common shares are held by a bank, broker or other nominee, such bank, broker or other nominee will not have authority to exercise its discretion to vote your common shares on the Election Proposal unless you provide instructions to him or her regarding how you would like your common shares to be voted. If such bank, broker or other nominee does not receive such instructions, and as a result, is unable to vote your common shares on the Election Proposal, this will result in a “broker non-vote.”

Item 2: Auditor Appointment Proposal. The affirmative vote of a majority of the votes cast in the Auditor Appointment Proposal is required to appoint BDO Canada LLP as the Company’s independent registered public accounting firm for 2021.

Please note that because this proposal is considered a routine matter, if your common shares are held by a bank, broker or nominee, such bank, broker or nominee will have authority to exercise its discretion to vote your common shares on this proposal if you do not provide instructions to him or her regarding how you would like your common shares to be voted.

Other Business. Unless the BCA or the Articles otherwise provide, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve any other matter that may properly come before the Annual Meeting. Other business is not considered a routine matter for which broker non-votes may exercise its discretion.

Q.	What if other business comes up at the Annual Meeting?

A.

At the Annual Meeting, we will also consider any other business that may properly come before our Annual Meeting and any continuations, adjournments or postponements thereof regardless of whether you attend the meeting.

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy may vote their proxies in accordance with the authority or discretion contained in their proxy or voting instructions.

Q.	How are “withhold” votes, abstentions and broker non-votes treated?

A.

A “withhold” vote will have no effect on the Election Proposal or the Auditor Appointment Proposal.

An abstention for the Auditor Appointment Proposal will not be counted as a vote cast and will have no effect on the Auditor Appointment Proposal. Abstentions will not be available for the Election Proposal.

If you do not provide your bank, broker or other nominee with instructions on how to vote your shares held in street name, your bank, broker or nominee will not be permitted to vote them on non-routine matters, such as the Election Proposal, which will result in a broker non-vote. Shares subject to a broker non-vote will not be counted as votes cast with respect to the Election Proposal and will not affect the outcome of the Election Proposal. We encourage you to provide instructions to your bank, broker or other nominee on how to vote your common shares.

Abstentions and broker non-votes are counted as present for establishing a quorum.

Q.	How does the Board recommend that I vote at the Annual Meeting?

A.	The Board unanimously recommends that you vote “FOR” each nominee with respect to the Election Proposal and “FOR” the Auditor Appointment Proposal.
Q.	What is the record date and who is entitled to vote at the Annual Meeting?

A.

The record date for the Annual Meeting is May 7, 2021. All holders of the common shares who held shares at the close of business on the record date are entitled to receive notice of, and to vote at, the Annual Meeting.

Under the Business Corporations Act (British Columbia) (the “BCA”), at any meeting of shareholders at which a quorum is present, any action that must or may be taken or authorized by the shareholders, except as otherwise provided under the BCA and our amended and restated articles (“Articles”), may be taken or authorized by an “ordinary resolution,” which is a simple majority of the votes cast by shareholders voting shares that carry the right to vote at general meetings. The votes for the proposals at the Annual Meeting will be conducted by way of poll. On votes by way of poll, each person is entitled to one vote for each share such person is entitled to vote.

Clever Leaves is commencing its solicitation of proxies on or about May 19, 2021.

Q.	How can I vote my shares and participate at the Annual Meeting?

A.

Shareholders and proxy holders will be able to participate in the Annual Meeting online during the meeting by visiting www.meetingcenter.io/285771470 and entering the 15-digit control number included in your Notice of Internet availability of Proxy Materials, voting instruction form or proxy card and, if requested, using the password KVHQ2021. If your common shares are beneficially held in “street name” through Broadridge or Mediant and you access the Annual Meeting, your control number provided by Broadridge or Mediant, respectively, may be longer or shorter.

Common shares held directly in your name as the shareholder of record may be voted at the Annual Meeting. Common shares held in “street name” may be voted by you at the Annual Meeting only if you obtain a signed legal proxy from your bank, broker or other nominee giving you the right to vote the shares or if you eligible and register at the meeting in accordance with Option 2 described in response to the question “If my common shares are held in “street name” by my bank, broker or other nominee, how do I register to attend the Annual Meeting?” on page 1.

Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted even if you later decide not to attend or become unable to attend the Annual Meeting.

The meeting will begin promptly at 10:00 a.m. Eastern Daylight Time, on June 29, 2021. Clever Leaves encourages its shareholders to access the meeting prior to the start time leaving ample time for check-in.

Q.	How can I vote my shares without attending the Annual Meeting?

A.

Whether you hold your shares directly as a shareholder of record or beneficially in “street name,” you may direct your vote without attending the Annual Meeting. Shareholders of record can vote by proxy by mail, over the Internet or by telephone by following the instructions provided on the proxy card. Please note that if you hold shares beneficially in “street name,” you should follow the voting instructions provided by your bank, broker or other nominee.

Q.	What should I do if I receive more than one set of voting materials for the Annual Meeting?

A.

If you hold shares in “street name” and also directly in your name as a shareholder of record or otherwise, or if you hold common shares in more than one brokerage account, you may receive more than one set of voting materials relating to the Annual Meeting.

Record Holders. For shares held directly, please complete, sign, date and return the proxy card, or you may cast your vote by telephone or over the Internet as provided on each proxy card, or otherwise follow the voting instructions provided in this proxy statement in order to ensure that all of your shares are voted.

“Street name” Holders. For shares held in “street name” through a bank, broker or other nominee, you should follow the procedures provided by your bank, broker or other nominee to vote your shares.

Q.	If a shareholder gives a proxy with voting instructions, how are the shares voted?

A.

Regardless of the method you choose to vote, the individuals named on the enclosed proxy card will vote your shares in the way that you indicate. When completing the proxy card or the Internet or telephone processes, you may specify whether your shares should, as applicable, be voted for, or against, or be withheld, or abstain from voting on, all, some or none of the specific items of business to come before the Annual Meeting.

Q.	How will my common shares be voted if I return a blank proxy?

A.

Record Holders. If your proxy card is properly executed but you do not indicate how you want your common shares to be voted, or if you vote by telephone or the Internet without indicating how you want your common shares to be voted, then your common shares will be voted “FOR” each nominee in the Election Proposal and “FOR” the Auditor Appointment Proposal.

“Street Name” Holders. “Street name” holders will not receive a proxy card. For shares held in “street name” through a bank, broker or other nominee, the voting instruction form provided by such nominee are not proxy cards, and these voting instruction forms typically provide information on what the nominee will do if you respond but do not provide voting instructions.

Q.	Can I change my vote after I have submitted my proxy?

A.

Any shareholder giving a proxy has the right to revoke it before the proxy is voted at the Annual Meeting by:

●     subsequently submitting a new proxy, whether by submitting a new proxy card or by submitting a proxy via the Internet or telephone, that is received by the deadline specified on the accompanying proxy card;

●     giving a signed written notice of your revocation to Clever Leaves’ corporate secretary; or

●      revoking your proxy and voting virtually at the Annual Meeting before any vote in respect of which the proxy shall have been taken.

Simply attending the meeting will not, by itself, revoke your proxy.

Execution or revocation of a proxy will not in any way affect your right to attend the Annual Meeting and vote. Written notices of revocation and other communications with respect to the revocation of proxies must be signed and should be addressed to:

Computershare Investor Services

462 South 4th Street, Suite 1600

Louisville, KY 40202

Q.	When are shareholder proposals and director nominations due for next year’s annual meeting?

A.

Pursuant to Rule 14a-8 under the Exchange Act your proposal must be received by the Secretary of the Company at its executive offices no later than January 19, 2022 to be considered for inclusion in the Company’s proxy materials for next year’s annual meeting.

In addition, proposals of shareholders intended to be presented at next year’s annual meeting must comply with all applicable requirements of the BCA and the Articles. To be considered timely and valid under the BCA and our Articles, your proposal must be signed and submitted in writing by March 29, 2022 to our Corporate Secretary at 250 Howe Street, 20th Floor, Vancouver, British Columbia, V6C 3R8, Canada.

If you wish to submit a shareholder proposal, you are also advised to review our Articles, which contain additional requirements about shareholder proposals and advance notice of shareholder proposals for director nominations.

Director nominations to be submitted at next year’s annual meeting must comply with all applicable requirements of the Articles. To be considered timely under our Articles, your proposal must be submitted in writing between 30 and 65 days prior to the next annual meeting of shareholders to our Chief Financial Officer at 250 Howe Street, 20th Floor, Vancouver, British Columbia, V6C 3R8, Canada.

Q.	If I hold my shares in “street name,” can I change my voting instructions after I have submitted voting instructions to my bank, broker or other nominee?

A.	If your shares are held in the name of a bank, broker or other nominee and you previously provided voting instructions to your bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee to revoke or change your voting instructions.

Q.	Where can I find the voting results of the Annual Meeting?

A.

The preliminary voting results for the Annual Meeting will be announced at the Annual Meeting. In addition, within four business days of the Annual Meeting, Clever Leaves intends to file the final voting results of the Annual Meeting with the SEC on a Current Report on Form 8-K.

Q.	What happens if I sell my common shares after the record date but before the Annual Meeting?

A.

The record date is earlier than the date of the Annual Meeting. If you transfer your common shares after the record date but before the Annual Meeting, you will, unless special arrangements are made, retain your right to vote at the Annual Meeting.

Q.	Who will solicit and pay the cost of soliciting proxies?

A.

Clever Leaves has not engaged a solicitation agent for the Annual Meeting.

Clever Leaves may be required to reimburse banks, brokers and other custodians, nominees and fiduciaries or their respective agents for their expenses in forwarding proxy materials to beneficial owners of your common shares. Clever Leaves’ directors, officers and employees also may solicit proxies by telephone, by electronic means or in person. They will not be paid any additional amounts for soliciting proxies.

Q.	What should I do now?

A.

You should read this proxy statement carefully and in its entirety and return your completed, signed and dated proxy card(s) by mail in the enclosed postage-paid envelope or you may submit your voting instructions by telephone or over the Internet as soon as possible so that your shares will be voted in accordance with your instructions.

Q.	Whom do I call if I have questions about the Annual Meeting?

A.

If you have questions about the Annual Meeting, or desire additional copies of this proxy statement or additional proxies, you may contact:

Computershare Investor Services

462 South 4th Street, Suite 1600

Louisville, KY 40202

For telephone inquiries call:

+1 (800) 736-3001 (US, Canada, Puerto Rico)

+1 (781) 575-3100 (non-US)

Clever Leaves Holdings Inc.

250 Howe Street, 20th Floor,
Vancouver, British Columbia, V6C 3R8, Canada
Attention: Corporate Secretary

Proxy Statement Summary

This summary highlights selected information in this Proxy Statement. Please review the entire Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020 before voting. Our fiscal year ends on December 31st of each year.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and a “smaller reporting company,” and are therefore permitted to provide less disclosure about our executive compensation arrangements than is generally required for other public companies. We are also not required to provide our shareholders with the opportunity to vote on certain executive compensation matters on a non-binding advisory basis. We have elected to use these scaled disclosure requirements available to us as an emerging growth company and smaller reporting companies and are not soliciting shareholder votes on our executive compensation.

Under the JOBS Act, we will remain an emerging growth company until the earliest to occur of (1) the last day of the fiscal year (a) following the fifth anniversary of the date of the first sale of common equity securities pursuant to an effective registration statement, (b) in which we have total annual gross revenue of at least $1.07 billion or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common shares that are held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

VOTING YOUR SHARES

Shareholders as of the record date of May 7, 2021 are entitled to vote. Each common share is entitled to one vote for each director nominee and one vote for each of the other proposals. Shareholders of record may vote their shares in person by remote attendance at the Annual Meeting or by using any of the following methods:

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

VIA THE INTERNET Visit the web site listed on your proxy card	BY MAIL Sign, date and return your proxy card in the enclosed envelope

BY TELEPHONE Call the telephone number on your proxy card	IN PERSON Remote attendance at the Annual Meeting

GOVERNANCE HIGHLIGHTS

Independence

●     3 of our 5 directors are independent.

●     Each member of the Audit Committee is financially literate, and Elisabeth DeMarse qualifies as the “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K and qualifies as the “financially sophisticated” audit committee member in accordance with Rule 5605(c)(2)(A) of the Nasdaq rules.

●     Our Audit Committee, Compensation Committee and Nominating and Governance Committees are each composed entirely of independent directors.

Election and Removal of Directors

●     Annual election of directors

●     Directors are elected by a plurality of the votes cast (meaning that the director nominees who receive the highest number of shares voted “for” their election are elected).

●     A director’s term will end at the Annual Meeting immediately prior to their re-election or, if not re-elected, then the election or appointment of their successors.

●     Shareholders may remove a director by special resolution.

Executive Sessions	● Our non-management directors meet regularly without management present in conjunction with the Board meetings.

Corporate Governance Practices

●     Annual Board and committee self-assessments.

●     Policy against hedging or pledging of Company stock applicable to all directors and officers.

●     No shareholder rights (“poison pill”) plan.

●     Robust shareholder engagement program.

Board Oversight of Risk Management

●     The Board, as a whole and at the committee level, has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations and the financial condition and performance of the Company.

●     The Board and its committees receive regular reports from members of the Company’s senior management on areas of material risk to the Company, including strategic, operational, financial, legal and regulatory and cybersecurity and information technology risks.

Proposal 1: Election of Directors

The Board proposes that the five (5) nominees described below, be elected for a new term of one year expiring at the Company’s 2022 annual meeting of shareholders (the “2022 Annual Meeting”) or until their successors are duly elected or appointed. All nominees currently serve as directors.

The Board believes that it is necessary for each of our directors to possess many qualities and skills. When searching for new candidates, the Nominating and Governance Committee considers the evolving needs of the Board and searches for candidates with the mix of skills, experience and diversity that the Board values that fill any current or anticipated future gap. The Board and the Nominating and Governance Committee believe that it is desirable to have a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experience. In considering candidates for the Board, the Nominating and Governance Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

All of our directors bring to the Board extensive executive leadership and board experience derived from their service as executives or members of other companies’ boards. We believe that these nominees have the experience and perspective to guide the Company as we continue to compete, and to innovate and adjust to rapidly changing regulatory requirements in the jurisdictions where we operate.

The names of the five (5) nominees, along with their present positions, their principal occupations and directorships held with other public corporations during the past five years, their ages as of April 28, 2021 and the month and year first elected as a director, are provided below.

No directors or executive officers have any family relationship to any other director, nominee for director or executive officer.

Each director holds office until the next annual general meeting, subject to prior death, resignation, retirement, disqualification or removal from office.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE LISTED NOMINEES.

Name, Age, Business Experience and Current Directorships	Director Since

KYLE DETWILER, 38	July 2020

Kyle Detwiler serves as our Chief Executive Officer, a position he has held since the consummation of the Business Combination on December 18, 2020. He is also the Chair of the Board. Mr. Detwiler served as the Chief Executive Officer of Clever Leaves International Inc., a corporation organized under the laws of the Province of British Columbia, Canada (“Clever Leaves International”) (and its predecessor company) since August 2017. In 2015, Mr. Detwiler co-founded Silver Swan Capital, an investment firm focused on niche and underfollowed sectors. From 2012 to 2015, he served as a Principal at The Blackstone Group Inc., a leading alternative investment manager. As an early member of the Tactical Opportunities Fund, Mr. Detwiler was involved in the management and served as a board member of seven investments or portfolio companies. From 2007 to 2009, Mr. Detwiler was a member of the private equity practice at KKR & Co. Inc., focusing on transactions in the oil and gas, energy, natural resource and health care sectors. Mr. Detwiler began his career as an investment banker at Morgan Stanley where he worked from 2005 to 2007. Mr. Detwiler served on the boards of directors of Lift & Co. from 2017 and 2018, and Colson Capital Corp. since 2017. Mr. Detwiler earned his Master of Business Administration with distinction from Harvard Business School and his Bachelor of Arts, cum laude, in economics from Princeton University. Due to his prior senior leadership and board experience at Blackstone, including substantial investment experience in Latin America, and his role in building Clever Leaves (and its predecessor company) since inception, Mr. Detwiler is well qualified to serve on our Board.

Proposal 1: Election of Directors

ANDRES FAJARDO, 43	December 2020

Andres Fajardo serves as a Director and our President, positions he has held since the consummation of the Business Combination on December 18, 2020. Prior to the consummation of the Business Combination, Mr. Fajardo served as the President of Clever Leaves International since 2019. Mr. Fajardo has served various roles including Chief Executive Officer of Clever Leaves Colombia in 2019 and Chair in 2018, after helping establish the Clever Leaves Colombia business in 2016. Prior to Clever Leaves, from 2016 to 2018, Mr. Fajardo was a Founding Partner of Mojo Ventures, a venture capital incubator in Colombia. Mr. Fajardo has more than 20 years of management experience, having served as CEO of IQ Outsourcing, a leading Colombian business processing outsourcing firm from 2010 to 2015, and previously a principal member at Booz & Company from 2000 to 2010. Mr. Fajardo also served on the boards of directors and advisory boards of a number of private companies from 2012 through 2020. Mr. Fajardo obtained a Master of Business Administration from Harvard Business School and graduated from Los Andes University in Colombia with honors in Bachelor of Science in Industrial Engineering and Bachelor of Science in Economics. Due to his experience as a CEO leading complex organizations, his tenure as a management consultant in a global renowned firm that is testament of his ability to design, develop, and implement business and operating strategies, his previous success as an entrepreneur, and his prior experience serving on boards of directors and advisory boards, Mr. Fajardo is well qualified to serve on our Board.

ETIENNE DEFFARGES, 63	December 2020

Etienne Deffarges has served as a Director since the consummation of the Business Combination on December 18, 2020. Mr. Deffarges is a co-founder and Operating Partner of Chicago Pacific Founders, a private equity firm established in 2014 focusing on health care delivery providers. Mr. Deffarges is an experienced entrepreneur who participated in several IPOs and investment exits, including the sale of Accumen Inc., a healthcare laboratory excellence company, to Arsenal Capital Partners in 2019. Mr. Deffarges currently serves on the board of directors of Alain Ducasse Enterprises (ADE), Atrio Health and Sight MD, and is a board advisor at AEye. He is also a member of the board of directors of the Harvard Business School Alumni Angels and the Executive Council at the Harvard School of Public Health. Mr. Deffarges served on the board of directors of Conxtech Inc. (from April 2017 to August 2018) and Accutien (from August 2011 to January 2019). From 2004 to 2014, Mr. Deffarges was part of the founding management team, Executive Vice President and later the Vice Chairman of R1 RCM Inc., a healthcare IT company, which completed its IPO in May 2010. From 1999 to 2004, Mr. Deffarges was Global Managing Partner of the Utilities Practice and a member of the Executive Committee and Global Management Council at Accenture that completed its IPO in 2001. He was the first market maker at Accenture and founded Accenture’s Energy Advisory Board. From 1985 to 1999, Mr. Deffarges was Senior Partner and Global Practice Leader, Energy, Chemicals and Pharmaceuticals at Booz Allen Hamilton, and a member of the firm’s executive committee. Mr. Deffarges earned his Master of Business Administration from the Harvard Business School where he graduated as a Baker Scholar, his Master of Science in civil engineering from University of California Berkeley, and his Bachelor of Science and Master of Science in aeronautical engineering from the Institut Supérieur de l’Aéronautique et de l’Espace. Due to his 35 years of management experience in various leadership roles, his previous success as an entrepreneur, and his prior experience serving on boards of directors and advisory boards, Mr. Deffarges is well qualified to serve on our Board.

ELISABETH DEMARSE, 66	December 2020

Elisabeth DeMarse has served as a Director since the consummation of the Business Combination on December 18, 2020. Ms. DeMarse has been an independent director of Kubient Inc. (Nasdaq: KBNT) since January 2020. She served as Non-Executive Chairman of Nedsense (AMS: NEDSE) from 2015 to 2016 and as an independent director of AppNexus Inc. from 2014 to 2018. Ms. DeMarse has been a limited partner at Tritium Partners, a private equity fund, since 2013, and a limited partner of Kimbark LLC, a family limited partnership, since 2002. From 2012 to 2016, Ms. DeMarse served as President, Chief Executive Officer and Chairman of TheStreet, Inc. (Nasdaq: TST). From 2010 to 2012, she served as Chief Executive Officer of Newser, an award-winning news digest and aggregation website. Ms. DeMarse was the founder and CEO of CreditCards.com from 2006 to 2010 and the CEO of Bankrate (Nasdaq: RATE) from 2000 to 2004. Prior to that, she was an Executive Vice President of Hoover’s, Inc. a company information site and database that completed its IPO in 1999. Ms. DeMarse spent a decade as Chief Marketing Officer for Bloomberg LP working directly for the founder, Michael Bloomberg, where she was instrumental in the formation of several media properties. A member of The Committee of 200, Ms. DeMarse has an MBA degree from Harvard Business School and a Bachelor of Arts in History from Wellesley College, where she was a Wellesley Scholar. Due to her extensive experience serving in leadership roles, including as President, Chief Executive Officer and Chairman of TheStreet, Inc., a Nasdaq-listed company, and her experience serving on the boards of directors of public companies, Ms. DeMarse is well qualified to serve on our Board.

Proposal 1: Election of Directors

GARY M. JULIEN, 51	December 2020

Gary M. Julien has served as a Director since the consummation of the Business Combination on December 18, 2020. Mr. Julien served as SAMA’s Executive Vice President from September 2018 and also served as a director on SAMA’s board of directors from December 2018, in both roles until the closing of the Business Combination. Mr. Julien also serves as a Managing Director, Acquisitions at Schultze Asset Management since November 2017. Mr. Julien has over 20 years of M&A and public and private equity investment experience across a variety of industries, including experience in the special purpose acquisition company market. Mr. Julien previously led and supported M&A initiatives on behalf of entities controlled by Mario J. Gabelli, Chairman, and CEO of GAMCO Investors, Inc., including as Executive Vice President, Corporate Development for PMV Acquisition Corp. LICT Corporation and CIBL, Inc. From November 2009 through 2014, Mr. Julien was Senior Vice President at Bronson Point Management, an investment management firm, where he originated, oversaw and analyzed public market investments helping the firm to grow from approximately $70 million in assets under management at launch in 2010 to $1.9 billion in 2014. From 2007 through 2009, Mr. Julien led and supported M&A and corporate finance initiatives for the private investment firm Kanders & Company, Inc. and its affiliates including as Vice President, Corporate Development of Kanders & Company, Clarus Corp. and Highlands Acquisition Corp. From 2003 through 2006, Mr. Julien was Vice President, Corporate Development for Armor Holdings, Inc., an aerospace and defense company and portfolio company of Kanders & Company, where he oversaw mergers, acquisitions and divestitures for the company, executing 15 transactions during this period and investing approximately $1.2 billion. During this period of time, Armor Holdings’ revenue grew from $305 million to $2.4 billion prior to its sale to BAE Systems plc in July 2007 for $4.5 billion. Mr. Julien previously worked at Global Crossing Ltd. where he led and supported several M&A, joint ventures and minority investments. Mr. Julien received an M.B.A. with honors in Finance from Columbia Business School and a B.S. from the Newhouse School of Communications at Syracuse University. Pursuant to the Investor Rights Agreement, Gary M. Julien has been nominated by the SPAC Majority Holders to serve on our Board effective as of the closing of the Business Combination. Due to his over 20 years of M&A and public and private equity investment experience across a variety of industries, Mr. Julien has been recommended by our Nominating and Governance Committee and is well qualified to serve on our Board.

CORPORATE GOVERNANCE GUIDELINES

The Board has adopted Corporate Governance Guidelines, which are available on the Investor Relations page of our website, https://ir.cleverleaves.com/corporate-governance/governance-documents. The Corporate Governance Guidelines describe our corporate governance practices and address corporate governance areas such as Board composition and responsibilities, compensation of directors and executive succession planning.

DIRECTOR INDEPENDENCE

The Board has a majority of directors who satisfy the criteria for “independent directors,” pursuant to the Nasdaq rules. The Nominating and Governance Committee is required to annually review each director’s independence and any material relationships such director has with the Company. Following such review, only those directors who the Board affirmatively determines have no material relationship to the Company, and otherwise satisfy the independence requirements of the Nasdaq rules, will be considered “independent directors.”

Under the Nasdaq rules, a majority of a listed company’s board of directors must be comprised of independent directors. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominations committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act and related Nasdaq rules.

Corporate Governance

Under the Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

In accordance with Rule 10C-1 under the Exchange Act and the Nasdaq rules, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, the company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including the source of compensation of such director (including any consulting, advisory or other compensatory fee paid by such company to the director), and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our Board has affirmatively determined that Mr. Deffarges, Ms. DeMarse and Mr. Julien are independent directors under applicable Nasdaq and Exchange Act rules.

POLICY AND PROCEDURES FOR THE REVIEW AND APPROVAL OF RELATED PERSON TRANSACTIONS

Prior to the closing of the Business Combination, our Board adopted a written policy regarding the review, approval and ratification of transactions with related persons. This policy provides any proposed related party transaction involving directors, officers, nominees for directors or a 5% shareholder of the Company, or an otherwise “related person” as that term is defined in Item 404(a) of Regulation S-K (“Related Person”), shall be brought to the attention of the Company and reviewed by the General Counsel. The General Counsel obtains the facts to determine whether a conflict or potential conflict exists and determines whether the transaction or relationship constitutes a Related Party Transaction or should otherwise be reviewed by the Audit Committee. The Audit Committee is responsible for the review, approval or ratification of Related Party Transactions and may, in its discretion, approve, ratify or take other action with respect to a transaction.

Corporate Governance

NOMINATION OF DIRECTORS

At any general meeting at which directors are to be elected, a separate vote of shareholders entitled to vote will be taken with respect to each candidate nominated for director. Pursuant to our Articles, any casual vacancy occurring on the board of directors may be filled by the remaining directors. If we have fewer directors in office than the number set by our Articles as the necessary quorum for the directors, the directors may only act for the purpose of appointing directors up to that number or by summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the BCA, for any other purpose. If we have no directors or fewer directors in office than the number set by our Articles as the necessary quorum for the directors, the shareholders may, by ordinary resolution, elect or appoint directors to fill the vacancies of the board. Pursuant to our Articles, our directors may appoint one or more additional directors, but the number of additional directors will not exceed one third the number of the first directors and thereafter, not more than one third the number of directors who were elected or appointed between the two preceding annual general meetings. The filling of a casual vacancy by our directors will not be counted against such cap.

Our Articles provide that our directors are elected by shareholders annually. There is no cumulative voting for elections of directors. Vacancies on our Board can be filled by resolution of the remaining directors and the act by the directors to fill a vacancy is not the appointment of an additional director. Each director will hold office until the next annual general meeting, subject to prior death, resignation, retirement, disqualification or removal from office.

On December 18, 2020, we entered into the Investors’ Rights Agreement with certain shareholders of Schultze Special Purpose Acquisition Corp., a Delaware corporation (“SAMA”) pursuant to which, among other things:

●	so long as the Minimum Holding Condition is satisfied, the holders of a majority of the common shares party to the Investors’ Rights Agreement (the “SPAC Majority Holders”) will have the right to nominate one director to our Board; and

●	if (A) at the time of the closing of the Business Combination (as defined below) (“Closing”), the size of our Board is composed of five or fewer directors, (B) we propose for the number of directors comprising our Board to be greater than five directors and (C) at the time we make such proposal, the Minimum Holding Condition is satisfied, then prior to the nomination (or, if there is no nomination, the appointment) of a sixth individual to our Board, the SPAC Majority Holders will have the right to consent (such consent not to be unreasonably withheld, conditioned or delayed) to the nomination (or, if there is no nomination, the appointment) of such additional director. The right to consent to such additional director will expire upon an additional director becoming a member of our Board in accordance with the requirements of the Investors’ Rights Agreement.

For purposes of the Investors’ Rights Agreement, the “Minimum Holding Condition” is considered satisfied for so long as the SPAC Majority Holders hold: (i) 50% of the total number of common shares held by such shareholders on the date of the Investors’ Rights Agreement which is at least 584,211 common shares based on 1,168,421 common shares held by such shareholders at closing and (ii) 2% of the then-issued and outstanding common shares, as determined on a fully diluted basis, including any earn-out shares for so long as the earn-out remains capable of being satisfied, which is at least 496,112 common shares based on 24,805,621 common shares outstanding at closing; provided that if the holdings of Schultze Special Purpose Acquisition Sponsor, LLC (“Sponsor”) and the other SAMA shareholders that are party to the Investors’ Rights Agreement do not satisfy the foregoing clause (ii) at closing then the Minimum Holding Condition will nevertheless be deemed satisfied until such time such shareholders sell any common shares at which time the Minimum Holding Condition will immediately cease to be satisfied.

Pursuant to the Investor Rights Agreement, Gary M. Julien has been nominated by the SPAC Majority Holders to serve on our Board effective as of the closing of the Business Combination.

Board Refreshment and Director Nomination Process

The Board, with the assistance of the Nominating and Governance Committee, selects potential new Board members using criteria and priorities established from time to time. The Nominating and Governance Committee is responsible for the identification and recruitment of director candidates for election by the shareholders and makes recommendations with respect to the nomination of new Board members, which are subject to a vote of the full Board. The Board, with the assistance of the Nominating and Governance Committee, select candidates based on their character, track record of accomplishment in leadership roles and diversity, as well as their professional and corporate expertise and skills and experience.

Corporate Governance

The Nominating and Governance Committee reviews current Board composition to determine particular skills or experience to be added or replaced through the recruitment of new Board members. The Nominating and Governance Committee may retain a third-party search firm to assist the committee in locating qualified candidates that meet the needs of the Board at that time. The search firm provides information on a number of candidates, which the Nominating and Governance Committee considers. The Chair of the Nominating and Governance Committee and some or all of the members of the Nominating and Governance Committee, and our Chief Executive Officer, will interview potential candidates that the Nominating and Governance Committee deems appropriate. If the Nominating and Governance Committee determines that a potential candidate meets the needs of the Board, has the qualifications and meets the independence standards required by Nasdaq and the director criteria set forth in the Corporate Governance Guidelines, it will recommend the nomination of the candidate to the Board.

The Nominating and Governance Committee’s policy is to consider director candidates recommended by shareholders if those recommendations are properly submitted to us. Shareholders wishing to recommend persons for consideration by the Nominating and Governance Committee as nominees for election to the Board can do so by writing to the Corporate Secretary at Clever Leaves Holdings Inc., 250 Howe Street, 20th Floor, Vancouver, British Columbia, V6C 3R8, Canada, attention: Corporate Secretary. Recommendations must include the proposed nominee’s name, detailed biographical data outlining the candidate’s relevant background, professional and business experience and other significant accomplishments, a statement outlining the reasons why the candidate’s skills, experience and background would make a valuable contribution to the Board, a minimum of two references who have either worked with the candidate, served on a board of directors or board of trustees with the candidate (or can otherwise provide relevant perspective on the candidate’s capabilities as a potential Board member), as well as a notarized letter from the candidate consenting to be named and, if nominated and elected, to serve as a director. Recommendations must also follow our procedures for nomination of directors by shareholders as provided in our Articles. The Nominating and Governance Committee will consider the candidate and the candidate’s qualifications in the same manner in which it evaluates nominees identified by the Nominating and Governance Committee. The Nominating and Governance Committee may contact the shareholder making the nomination to discuss the qualifications of the candidate and the shareholder’s reasons for making the nomination.

The Nominating and Governance Committee’s nomination process is designed to ensure that the Nominating and Governance Committee fulfills its responsibility to recommend candidates who are properly qualified to serve us for the benefit of all of our shareholders, consistent with the standards established by the Nominating and Governance Committee under the Corporate Governance Guidelines.

In accordance with the Articles and with the BCA, the Board may fill any casual vacancy, which will not be counted as an appointment of an additional director in accordance with the Articles.

The nominating process described above applies only with respect to the selection of director candidates whom the Nominating and Governance Committee will recommend to the Board for inclusion in the slate of candidates for election at the Annual Meeting. Where a third party has the right to nominate one or more directors to the Company’s Board, the selection and nomination of such directors need not be subject to this process.

SHAREHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

The Board encourages communication from our shareholders. Any interested parties who wish to communicate with the non-management directors should send any such communication to the Corporate Secretary in care of the Company’s executive offices at 250 Howe Street, 20th Floor, Vancouver, British Columbia, V6C 3R8, Canada. All such shareholder communication will be reviewed by the Corporate Secretary who will determine the appropriate response or course of action.

BOARD LEADERSHIP STRUCTURE

Our Articles do not provide for the Board to be divided into classes.

Board Size

Subject to the conditions outlined in the Company’s organizational documents, the number of directors that will constitute the Board is fixed by resolution adopted by the affirmative vote of a majority of the total number of directors then in office, subject to increases as set forth in the Company’s organizational documents.

Corporate Governance

Executive Sessions of Non-Management Directors

The non-management directors meet regularly without management present in conjunction with the Board meetings. The executive sessions are chaired by the Chair or Lead Director, as appropriate. After the executive session, the meeting Chair or Lead Director updates the CEO on the key items discussed. Non-management directors who are not independent under the Nasdaq rules will participate in these executive sessions unless otherwise conflicted or they recuse themselves.

Board Leadership

The Board has no fixed rule as to whether the roles of Chair and the CEO should be vested in the same individual or different individuals. The Board believes that the combination or separation of these offices should continue to be considered as part of the succession planning process. Kyle Detwiler currently serves as our Chief Executive Officer and Chair of the Board. When the roles of Chair and CEO are vested in the same individual, the Board will appoint a Lead Director. Elisabeth DeMarse currently serves as our Lead Director.

The Lead Director has the following duties and responsibilities:

●	With the Chair, review Board meeting agendas and Board meeting schedules to ensure there is sufficient time for discussion of all agenda items;

●	With the Chair, provide input regarding presentation materials and other written information provided to directors for Board meetings;

●	Preside at all meetings at which the Chair is not present, including executive sessions of the non-employee directors;

●	Be available for consultation and direct communications with the Company’s shareholders; and

●	Perform such other duties as the Board may determine from time to time.

Our board believes that its leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the independent members of our board and supports the independence of our non-management directors.

Board and Committee Assessment

The Board is committed to continuous improvement and conducts an annual self-assessment of the performance of the Board and each of the Board committees. The assessment process is led and coordinated by the Nominating and Governance Committee. The self-assessment is designed to identify areas where the Board and its committees are particularly effective and to surface opportunities for further enhancement. When the self-assessments have been completed, the results and any recommendations made by the Nominating and Governance Committee to further enhance the Board’s functioning are discussed by the full Board.

MEETING ATTENDANCE

From the formation of the Company in July 2020 until the closing of the Business Combination on December 18, 2020, Kyle Detwiler was the sole director of the Company. The Board held one meeting since the closing of the Business Combination until the end of 2020 and all members of the Board attended the meeting.

Directors are encouraged to participate in our annual meeting of shareholders.

BOARD COMMITTEES

The Board has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. The Audit, Compensation and Nominating and Governance Committees are composed entirely of independent directors, as defined under applicable Securities and Exchange Commission (“SEC”) rules, Nasdaq listing standards and the Corporate Governance Guidelines. The charters of each committee are available on the Investor Relations section of our website, https://ir.cleverleaves.com/corporate-governance/governance-documents.

Corporate Governance

Audit Committee

Our Audit Committee is comprised of Etienne Deffarges, Elisabeth DeMarse and Gary M. Julien, each of whom meets the independence requirements set forth in Rule 10A-3 under the Exchange Act and applicable Nasdaq rules. Ms. DeMarse is the chair of the Audit Committee. Each member of the Audit Committee is financially literate, and Ms. DeMarse qualifies as the “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K and qualifies as the “financially sophisticated” Audit Committee member in accordance with Rule 5605(c)(2)(A) of the Nasdaq rules.

The Audit Committee, among other things, is directly responsible for the appointment, compensation, retention and oversight of the work of our independent auditor, including overseeing the qualifications and independence of our outside auditor; oversees the integrity of the Company’s financial statements, accounting and financial reporting processes and financial statement audits; oversees the Company’s systems of disclosure controls and procedures, internal control over financial reporting and compliance with ethical standards adopted by the Company (including the development and maintenance of systems of internal accounting and financial controls); oversees the performance of the internal audit functions; is responsible for the Company’s compliance with legal and regulatory requirements; and prepares certain reports required by the rules and regulations of the SEC.

The Audit Committee did not hold any meetings between its formation at the closing of the Business Combination in December 2020 until the end of 2020.

Compensation Committee

Our Compensation Committee is comprised of Etienne Deffarges, Elisabeth DeMarse and Gary M. Julien, each of whom is an independent director who meets the independence requirements set forth in Rule 10C-1 under the Exchange Act and applicable Nasdaq rules. Mr. Deffarges is the chair of the Compensation Committee.

The Compensation Committee, among other things, develops, approves and reports to the Board regarding the Company’s overall compensation philosophy and strategy; establishes corporate goals and objectives relevant to Chief Executive Officer compensation, evaluates the Chief Executive Officer’s performance in light of those goals and objectives and determines and approves the Chief Executive Officer’s compensation based on this evaluation; reviews and approves the compensation structure for the other executive officers, including review of the CEO’s recommendations with respect to executive officer compensation; makes recommendations to our board of directors with respect to director compensation; oversees the succession planning process; oversees the incentive-based and equity-based compensation plans, oversees the Company’s human capital management policies, programs and initiatives and prepares any report on executive compensation required by the rules and regulations of the SEC.

The Compensation Committee did not hold any meetings between its formation at the closing of the Business Combination in December 2020 until the end of 2020.

Compensation Committee Procedures

The Compensation Committee recommends to the Board for its approval the amount and form of compensation to be paid to Company non-employee directors. In making its recommendations, the Compensation Committee considers the director compensation policies and practices at the Company’s principal competitors and other comparable companies to ensure that the compensation (both direct and indirect forms) paid to the Company’s directors is reasonable. The Compensation Committee reviews its directors’ compensation practices and levels annually.

Nominating and Governance Committee

Our Nominating and Governance Committee is comprised of Etienne Deffarges, Elisabeth DeMarse and Gary M. Julien, each of whom is an independent director. Mr. Julien is the chair of the Nominating and Governance Committee.

The Nominating and Governance Committee is, among other things, responsible for establishing criteria and qualifications for Board members and overseeing the selection of persons to be nominated to serve on our board of directors; making recommendations to our board of directors with respect to committee members and chairs; developing and leading the annual performance evaluation of the Board, conducting an evaluation of the Nominating and Governance Committee and coordinating the annual evaluations of the other committees; overseeing and developing our corporate governance practices.

The Nominating and Governance Committee did not hold any meetings between its formation at the closing of the Business Combination in December 2020 until the end of 2020.

Corporate Governance

OTHER CORPORATE GOVERNANCE RESOURCES

The charters of each committee, the Corporate Governance Guidelines, our Code of Conduct and our Senior Financial Officer Code of Ethics are available on the Investor Relations Section of our website, https://ir.cleverleaves.com/corporate-governance/governance-documents.

Code of Conduct

We adopted our Code of Conduct applicable to all of our directors, officers and employees that is designed to deter wrongdoing and to promote, among other things:

●	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●	full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company

●	the protection of the confidentiality of our non-public information;

●	the procedure for confidential complaints and protection of whistleblowers;

●	the protection of Company assets and resources;

●	fair dealing practices

●	compliance with applicable laws, rules and regulations; and

●	accountability for adherence to the code of conduct.

We also adopted a Senior Financial Officer Code of Ethics applicable to the Chief Executive Officer, Chief Financial Officer and all other senior financial officers that covers the ethical conduct, conflicts of interest and compliance with law and the responsibility for full, fair, accurate, timely and understandable disclosure in reports and documents the Company files with or submits to the SEC, as well as other public communications by the Company.

We intend to disclose any amendments to our code of conduct, or any waivers of its requirements, on our website to the extent permitted or required by applicable SEC rules or stock exchange requirements.

BOARD DIVERSITY

In considering candidates for the Board, the Nominating and Governance Committee considers the entirety of each candidate’s credentials in the context of these standards and criteria that the Nominating and Governance Committee develops. The Nominating and Governance Committee takes into account gender, ethnicity, race, nationality, age, skills and experience in the context of the needs of the Board. 40% of our director nominees are diverse and include a woman and a Latin American director.

BOARD’S ROLE IN RISK OVERSIGHT

The Board believes that risk management is an important part of establishing, updating and executing on the Company’s business strategy. The Board, as a whole and at the committee level, has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations, and the financial condition and performance of the Company. The Board focuses its oversight on the most significant risks facing the Company and its processes to identify, prioritize, assess, manage and mitigate those risks. The Board and its committees receive regular reports from members of the Company’s senior management on areas of material risk to the Company, including strategic, operational, financial, legal and regulatory, and cybersecurity and information technology risks. While the Board has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on the Company.

Corporate Governance

Our Audit Committee routinely discusses with management the Company’s internal audit and the independent auditor the Company’s policies with respect to risk assessment and risk management, including the risk of fraud, the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures. Our Audit Committee reviews with management, internal audit and the independent auditor the Company’s overall anti-fraud program and controls. Our Audit Committee also oversees financial-related risks and the Company’s enterprise risk management program, including risk assessment, major risk exposures and the steps management has taken to monitor and mitigate those exposures, but excluding the enterprise risks over which other board committees have oversight responsibilities. Our Audit Committee oversees cybersecurity and other risks relating to the Company’s information controls and security.

Our Compensation Committee periodically reviews the Company’s compensation policies and practices as they relate to risk management practices and/or incentives that enhance risk-taking in order to assess whether such policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. In connection with such review, our Compensation Committee consults with the Company’s management concerning compensation practices and policies for the Company’s non-executive officers.

Our Nominating and Governance Committee periodically reviews the Company’s Code of Conduct, Code of Ethics for Senior Financial Employees, Insider Trading Policy, and any similar Company codes and policies, and, based on such periodic review, recommends changes to the Board as deemed appropriate. The Committee also oversees the management of risks associated with the Company’s overall corporate governance practices.

HEDGING TRANSACTIONS

All employees, including executive officers, and directors are prohibited from engaging in any form of hedging transaction (derivatives, equity swaps, forwards, etc.) involving Company securities, including, among other things, short sales and transactions involving publicly traded options. In addition, with limited exceptions, our executive officers are prohibited from holding our securities in margin accounts and from pledging our securities as collateral for loans. We believe that these policies further align our executives’ interests with those of our shareholders.

COMPENSATION CONSULTANT

To gain a perspective on external pay levels, emerging practices and regulatory changes, the Compensation Committee of the Board has engaged an outside executive compensation consultant to provide benchmark and survey information and advise the Compensation Committee as it conducts its review of our executive and director compensation programs. In 2020, our Compensation Committee selected F.W. Cook & Co as its consultant and tasked F.W. Cook & Co with gathering market competitive data, reviewing compensation plan design alternatives and advising the Compensation Committee on director and executive compensation trends and best practices.

The compensation consultant reports to, and is directed by, the Compensation Committee, which has sole authority to retain or terminate compensation advisers. The Compensation Committee reviewed information regarding the independence and potential conflicts of interest of F.W. Cook & Co taking into account, among other things, the factors set forth in the Nasdaq listing standards. Based on this review, the Compensation Committee concluded that the engagement of F.W. Cook & Co did not raise any conflict. Other than services provided for the Compensation Committee, the compensation consultant did not provide additional services to the Company in 2020.

EXECUTIVE OFFICERS

Our executive officers are appointed by the directors and the directors may, at any time, terminate the appointment or otherwise revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer. There are no family relationships among any of our directors or executive officers.

Corporate Governance

Directors and Executive Officers	Age	Position/Title
Kyle Detwiler	38	Chief Executive Officer and Chair of the Board
Andres Fajardo	43	Director and President
Henry R. Hague, III	49	Chief Financial Officer
Julián Wilches	42	Chief Regulatory Officer

We provide biographies for Kyle Detwiler and Andres Fajardo, under Proposal 1 – Election of Directors.

Henry R. Hague, III

Henry R. Hague, III has served as our Chief Financial Officer since February 22, 2021. Mr. Hague has extensive financial and accounting experience and for the past 14 years he has held the Chief Financial Officer position for companies across manufacturing, pharmaceutical, cannabis and medical technology industries. Prior to joining the Company, from July 2020 to February 2021, Mr. Hague served as the Chief Executive Officer for Aidance Scientific, an FDA registered manufacturer of branded and private label OTC topical medications. From October 2018 to June 2020, he served as the Chief Financial Officer for Abacus Health Products Inc., a manufacturer of topical OTC pain and skin condition products, which was acquired by Charlotte’s Web Holdings, Inc. in June 2020. Mr. Hague served as the Chief Financial Officer of Foster Corporation from 2009 to 2018, and also as Chief Operating Officer from 2014 to 2017 and as Executive Vice President of Sales from 2012 to 2014. Mr. Hague served as the Chief Financial Officer of Scott Brass, a portfolio company of Sun Capital Partners, from 2007 to 2009. Mr. Hague holds a Bachelor of Science degree in Finance from Bentley University.

Julián Wilches

Julián Wilches has served as our Chief Regulatory Officer since the consummation of the Business Combination on December 18, 2020. Prior to the consummation of the Business Combination, Mr. Wilches served as the Chief Regulatory Officer of Clever Leaves International since January 2018. Mr. Wilches has more than 17 years of experience mostly related to narcotic drugs and interagency coordination. Prior to joining Clever Leaves, from May to November 2017, Mr. Wilches was an employee of Olgoonik, an operator of the United States Embassy in Colombia. From June 2014 to January 2017, he served as the Deputy Director of Interagency Coordinator in the Attorney General’s Office in Colombia. Mr. Wilches also acted as the Drug Policy Director at the Ministry of Justice and Law of Colombia from December 2011 to June 2014. Mr. Wilches graduated from Los Andes University in Colombia as Political Scientist and earned his Master’s Degree from University of Alcalá de Henares.

Executive and Director Compensation

This section discusses the material components of the executive compensation program for our “named executive officers.” As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies. In 2020, our “named executive officers” were as follows:

●	Kyle Detwiler, Chief Executive Officer;

●	Julian Wilches, Chief Regulatory Officer; and

●	Andres Fajardo, President.

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the year ended December 31, 2020 and 2019.

Name and Principal Position	Year	Salary ($)(1)(2)	Option Awards ($)(3)	Non-equity Incentive Plan compensation(4) ($)	Total ($)
Kyle Detwiler	2020	179,890	11,655	—	191,545
Chief Executive Officer	2019	171,720	148,703	—	320,423
Julian Wilches	2020	197,449	9,558	—	207,007
Chief Regulatory Officer	2019	136,008	325,705	—	461,713
Andres Fajardo	2020	183,078	12,588	120,000	315,666
President	2019	151,172	191,174	—	342,246

(1)	Amounts reflect base salary earned by each named executive officer during the applicable year. A portion of each named executive officer’s base salary earned in 2019 and 2020 was deferred beginning in November 2019 and ending in April 2020, to be paid based on company and personal performance, subject to the named executive officer’s continuous employment. The aggregate amounts of 2020 base salary deferred for Messrs. Detwiler, Wilches and Fajardo were $29,589, $23,217 and $26,360, respectively, and the aggregate amounts of 2019 base salary deferred for Messrs. Detwiler, Wilches and Fajardo were $16,438, $10,641 and $12,082, respectively. Such amounts were paid to Mr. Detwiler in January 2021, and to Messrs. Wilches and Fajardo in March 2021.
(2)	2020 amounts for Messrs. Wilches and Fajardo have been converted based on the Colombia Peso/U.S. dollar exchange rate in effect as of January 5, 2021 (COP 3,445.69 to $1), and 2019 amounts for such executives have been converted based on the Colombia Peso/U.S. dollar exchange rate in effect as of August 4, 2020 (COP 3,758.92 to $1).
(3)	Amounts reflect the full grant-date fair value of stock options granted during the applicable year computed in accordance with Financial Accounting Standards Board ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all option awards made to named executive officers in Note 15 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
(4)	Mr. Fajardo earned a one-time bonus of $120,000 in 2020, which was paid in April 2021, based upon the achievement of a revenue goal specified in an addendum to his employment agreement, as described below.

Narrative to Summary Compensation Table

Base Salaries

The named executive officers receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. In 2019, the annual base salaries for Messrs. Detwiler, Wilches and Fajardo were equal to $250,000, COP 780,000,000, and COP 812,487,000, respectively. On April 20, 2020, our Board decreased the annual base salaries for Messrs. Detwiler, Wilches and Fajardo to $150,000, COP 540,000,000 and COP 540,000,000, respectively, in light of unforeseen business circumstances amidst the COVID-19 pandemic. As of January 1, 2021, we restored the annual base salaries for Messrs. Detwiler, Wilches and Fajardo to $250,000, COP 780,000,000, and COP 812,487,000, respectively.

Executive and Director Compensation

Bonuses

Our company typically provides annual bonuses to the named executive officers based on the achievement of individual and corporate performance, as determined by our Compensation Committee in its sole discretion. In light of unforeseen business circumstances amidst the COVID-19 pandemic, we did not pay annual bonuses to any of our named executive officers with respect to fiscal years 2020 or 2019. As described below, in 2020, Mr. Fajardo earned a one-time bonus of $120,000 as a result of the achievement of a revenue goal set forth in an addendum to his employment agreement, which was paid in April 2021.

Equity Compensation

2018 Omnibus Incentive Compensation Plan

We maintain an equity incentive plan, the Northern Swan Holdings, Inc. 2018 Omnibus Incentive Compensation Plan, as amended (the “2018 Plan”), which has provided our employees (including the named executive officers), non-employee directors, consultants and independent contractors the opportunity to participate in the equity appreciation of our business through the receipt of equity awards. We believe that such equity awards function as a compelling retention tool. In addition, certain of our named executive officers received awards of restricted stock granted outside of the 2018 Plan pursuant to individual restricted stock award agreements.

Each our named executive officers currently holds restricted stock awards and stock options granted under the 2018 Plan with respect to Clever Leaves shares that were converted into awards and options with respect to our shares based on the exchange ratio in the Business Combination, as shown in the Outstanding Equity Awards at Fiscal Year-End Table. Certain of the stock options, which had exercise prices greater than the fair market value per Clever Leaves share immediately prior to the closing of the Business Combination, were repriced immediately prior to the closing, prior to being converted into stock options with respect to our shares, so that their exercise prices equaled such fair market value. The stock options granted in previous years generally vest as follows: 25% of the award vests in equal installments over four years, subject to the named executive officer’s continuous service with us through the applicable vesting dates; provided that the award will fully accelerate in vesting in the event of a termination of the named executive officer’s service by us without “Cause” (as defined in the 2018 Plan) within one year following the closing of a “Change in Control” (as defined in the 2018 Plan). The consummation of the Business Combination did not constitute a Change in Control under the 2018 Plan. The stock options granted in 2020 fully vested on October 17, 2020.

2020 Incentive Award Plan

In connection with the Business Combination, we adopted the Clever Leaves Holdings Inc. 2020 Incentive Award Plan (the “2020 Plan”). The purpose of the 2020 Plan is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Equity awards and equity-linked compensatory opportunities are intended to motivate high levels of performance and align the interests of directors, employees and consultants with those of shareholders by giving directors, employees and consultants the perspective of an owner with an equity or equity-linked stake in the Company and providing a means of recognizing their contributions to its success. The Company believes that equity awards are necessary to remain competitive in the industry that the Company operates in and are essential in recruiting and retaining the highly qualified service providers who help the Company meet its goals. There are 2,813,215 common shares reserved for issuance under the 2020 Plan, of which 1,875,476 will be available prior to December 18, 2021, and 2,344,345 will be available prior to December 18, 2022.

2020 Earnout Award Plan

In connection with the Business Combination, we adopted the Clever Leaves Holdings Inc. 2020 Earnout Award Plan (the “Earnout Plan”). The purpose of the Earnout Plan is to provide equity awards following the closing of the Business Combination to certain directors, employees and consultants that contributed to the Business Combination. Under the Earnout Plan, (i) shares constituting 50% of the share reserve were issuable only if the closing price of our common shares on Nasdaq equaled or exceeded $12.50 per share (as adjusted for stock splits, reverse splits, stock dividends, reorganizations, recapitalizations or any similar event) for any 20 trading days within any consecutive 30 trading day period on or before December 18, 2022 (which condition was met on March 16, 2021), and (ii) shares constituting the remaining 50% of the share reserve will be issued only if the closing price of our common shares on Nasdaq equals or exceeds $15.00 per share (as adjusted for stock splits, reverse splits, stock dividends, reorganizations, recapitalizations or any similar event) for any 20 trading days within any consecutive 30 trading day period on or before December 18, 2024. Equity awards granted prior to these hurdles being met vest only if the applicable hurdles are achieved; equity awards granted following the hurdles being achieved need not include the hurdles. In addition, the Company’s Board may choose to impose additional vesting conditions. There are 1,440,000 common shares reserved for issuance under the Earnout Plan.

Executive and Director Compensation

Other Elements of Compensation

Retirement Plans

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers who reside in the United States, who satisfy certain eligibility requirements. Our named executive officers who reside in the United States are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code of 1986, as amended, allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Employee Benefits

All of our full-time employees who reside in the United States, including our named executive officers who reside in the United States, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, health savings accounts and are eligible for mobile phone and relocation expense reimbursements.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our company.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of our common shares underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2020.

	Option Awards(6)						Stock Awards(6)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Kyle Detwiler	7/14/20(1)	2,967	—	—	10.00	4/17/25	—	—	—	—
	10/21/19(2)	4,675	14,027	—	10.00	10/21/24	—	—	—	—
	8/17/17(3)	—	—	—	—	—	383,844	3,416,211	—	—

Julian Wilches	7/14/20(1)	2,433	—		10.00	4/17/25
	10/31/19(4)	—	35,738	—	0.00	01/18/24	—	—	—	—
	01/12/18(5)	—	—	—	—	—	190,919	1,699,179	—	—

Andres Fajardo	7/14/20(1)	3,205	—	—	10.00	4/17/25		—	—	—
	10/31/19(4)	—	20,976	—	0.00	01/18/24	—	—	—	—
	01/12/18(5)	—	—	—	—	—	112,061	997,343	—	—

(1)	100% of the award vested on October 17, 2020.
(2)	Award provides for 25% of the award to vest on each of the first four anniversaries of October 21, 2019, subject to Mr. Detwiler’s continuous service with us through the applicable vesting dates; provided that the award will fully accelerate in vesting in the event of a termination of Mr. Detwiler’s service by us without “Cause” (as defined in the 2018 Plan) within one year following the closing of a “Change in Control” (as defined in the 2018 Plan and which was not triggered by the Business Combination).
(3)	Unvested portion of the award will vest on August 17, 2021, subject to Mr. Detwiler’s continuous service with us through the applicable vesting date; provided that the award will fully accelerate in vesting in the event of a termination of Mr. Detwiler’s service by us without “Cause” (as defined in his employment agreement) or due to his death or incapacity.

Executive and Director Compensation

(4)	Award provides for 25% of the award to vest on each of the first four anniversaries of January 18, 2020, subject to the named executive officer’s continuous service with us through the applicable vesting dates; provided that the award will fully accelerate in vesting in the event of a termination of the named executive officer’s service by us without “Cause” (as defined in the 2018 Plan) within one year following the closing of a “Change in Control” (as defined in the 2018 Plan and which was not triggered by the Business Combination).
(5)	One half of the portion of the award that was unvested on December 31, 2020, as shown in the table, vested on January 12, 2021, and the other half will vest on January 12, 2022, subject to the named executive officer’s continuous service with us through the applicable vesting date; provided that the award will fully accelerate in vesting in the event of a “Liquidation Event” (as defined in the award agreement and which was not triggered by the Business Combination) or a “MAC Termination” (as defined in the award agreement and which was not triggered by the Business Combination).
(6)	Numbers in these columns reflect conversion of awards with respect to Clever Leaves International common shares to awards with respect to our common shares in connection with the Business Combination.

Executive Compensation Arrangements

Kyle Detwiler

In August 2017, we entered into an employment agreement with Mr. Detwiler (the “Original Detwiler Employment Agreement”), providing for his position as Chief Executive Officer. The Original Detwiler Employment Agreement provided for an initial term through December 31, 2021, subject to automatic renewal for successive one-year periods thereafter unless either we or Mr. Detwiler were to provide three months’ notice of non-renewal. The Original Detwiler Employment Agreement provided for an initial annual base salary of not less than $1 (which has subsequently been increased as described above), which was permitted to be reduced by us without Mr. Detwiler’s consent by up to 20% if we reduced the annual base salary of all of our key executive officers on a substantially equivalent basis. The Original Detwiler Employment Agreement provided for Mr. Detwiler’s eligibility to receive a discretionary annual cash bonus, based upon achievement of annual performance targets, 50% of which we were permitted to pay in the form of common shares.

In connection with the consummation of the Business Combination, the Company and Mr. Detwiler entered into an amended and restated employment agreement (the “Revised Detwiler Employment Agreement”) effective as of December 18, 2020. The term of the Revised Detwiler Employment Agreement is through December 18, 2022 and is subject to automatic renewal for successive one-year periods thereafter, unless either we or Mr. Detwiler provides three months’ notice of non-renewal. Pursuant to the Revised Detwiler Employment Agreement, Mr. Detwiler’s annual base salary and annual target bonus are $150,000 (which amount was subsequently increased to $250,000 as of January 1, 2021, as described above) and 60% of base salary, respectively; provided that base salary for purposes of any severance determination will be deemed to be the greater of $250,000 or any greater base salary rate in effect on Mr. Detwiler’s date of termination. The Revised Detwiler Employment Agreement also provided for an award of 200,000 restricted share units under the 2020 Plan, subject to the terms and conditions set forth in the 2020 Plan and an award agreement thereunder, with such restricted share units eligible to vest in equal installments on each of the first two anniversaries of December 18, 2020, contingent upon Mr. Detwiler’s continued service through the applicable vesting date. Such award of restricted share units was granted to Mr. Detwiler on March 2, 2021. Pursuant to the Revised Detwiler Employment Agreement, we paid Mr. Detwiler $46,027 in respect of certain previously forfeited compensation in January 2021.

Upon a termination of employment by us without Cause (as defined in the Revised Detwiler Employment Agreement), by Mr. Detwiler for Good Reason (as defined in the Revised Detwiler Employment Agreement) or due to a non-renewal of the term by us, in each case occurring at any time prior to a Change of Control (as defined in the Revised Detwiler Employment Agreement) or following the 24-month anniversary of the occurrence of a Change of Control, Mr. Detwiler will receive (i) any accrued but unpaid annual bonus for any year prior to the year in which the termination date occurs, payable when such bonus would have otherwise been paid, (ii) a pro-rated annual bonus for the year in which the termination date occurs, payable when such bonus would have otherwise been paid, (iii) accelerated vesting in full of all of Mr. Detwiler’s outstanding equity and equity-based awards that are subject to time-vesting, (iv) pro-rated vesting of Mr. Detwiler’s outstanding equity and equity-based awards that are subject to performance-vesting (based on the portion of the performance period served), which will vest on the originally scheduled vesting dates based on actual performance during the performance period, (v) continued payment of Mr. Detwiler’s then current annual base salary for a period of 24 months following the termination date, in accordance with our payroll practices, and (vi) subsidized COBRA premiums for Mr. Detwiler and his spouse and dependents for the lesser of 24 months following the termination of employment and such shorter period that represents the maximum period allowable under law.

Executive and Director Compensation

Upon a termination of employment by us without Cause, by Mr. Detwiler for Good Reason or due to a non-renewal of the term by us, in each case during the 24-month period following the occurrence of a Change of Control, Mr. Detwiler will receive (i) any accrued but unpaid annual bonus for any year prior to the year in which the termination date occurs, payable when such bonus would have otherwise been paid, (ii) a pro-rated annual bonus for the year in which the termination date occurs, payable when such bonus would have otherwise been paid, (iii) accelerated vesting in full of all of Mr. Detwiler’s outstanding equity and equity-based awards, (iv) a lump sum payment equal to 300% of Mr. Detwiler’s then current annual base salary, and (v) subsidized COBRA premiums for Mr. Detwiler and his spouse and dependents for the lesser of 36 months following the termination of employment and such shorter period that represents the maximum period allowable under law.

Any severance payment to Mr. Detwiler is contingent upon the execution and non-revocation of a release of claims in favor of the Company.

Upon a termination of employment due to Mr. Detwiler’s death or disability, Mr. Detwiler (or his estate, as applicable) will receive (i) any accrued but unpaid annual bonus for any year prior to the year in which the termination date occurs, payable when such bonus would have otherwise been paid, and (ii) accelerated vesting in full of all of Mr. Detwiler’s outstanding equity and equity-based awards.

Mr. Detwiler is subject to a one-year post-termination noncompetition covenant with certain exceptions, as well as certain limitations on Mr. Detwiler’s outside activities that our Board may determine represent a conflict of interest in the future.

Julian Wilches and Andres Fajardo

We entered into employment agreements with each of Messrs. Wilches and Fajardo in January 2018, each of which provide for an indefinite term. Each employment agreement provided for an initial annual base salary of COP 180,000,000. Pursuant to each employment agreement, upon a termination of employment by us without cause (as defined in the applicable employment agreement), Messrs. Wilches or Fajardo, as applicable, will receive COP 144,000,000. Mr. Wilches’ employment agreement provides for an annual target bonus equal to 25% of Mr. Wilches’ base salary. Mr. Fajardo’s employment agreement provided for a performance-based bonus equal to $150,000 in the event that Ecomedics S.A.S. achieves annualized revenue of $5,000,000 over any three-month period, subject to Mr. Fajardo’s continuous employment through the achievement of such goal. This goal has not been met.

In October 2019, we entered into addenda to the employment agreements, which provide for (i) an increase in annual base salary for Messrs. Wilches and Fajardo to COP 780,000,000 and COP 812,487,000, respectively, (ii) for Mr. Fajardo only, in addition to the performance-based bonus described in the preceding paragraph, a one-time performance-based bonus equal to $120,000 in the event that Ecomedics S.A.S. achieves revenue of $1,250,000 over a three-month period, subject to Mr. Fajardo’s continuous employment through the achievement of such goal (which goal was met in 2020, with corresponding payment in April 2021) and (iii) as of January 1, 2020, an annual target bonus for Messrs. Wilches and Fajardo equal to 25% or 60% of base salary, respectively.

In February 2021, we entered into an addendum to Mr. Wilches’s employment agreement, which provides that, effective January 1, 2021, Mr. Fajardo’s annual base salary be equal to $240,000.

Executive and Director Compensation

Director Compensation

Director Compensation Table

The following table sets forth information concerning the compensation of our non-employee directors for the years ended December 31, 2020 and 2019.

Name	Year	Fees Earned or Paid in Cash ($)	Total ($)
Gary M. Julien	2020	1,923	1,923
	2019	—	—
Etienne Deffarges	2020	1,923	1,923
	2019	—	—
Elisabeth DeMarse	2020	2,115	2,115
	2019	—	—

Director Compensation Policy

Prior to the closing of the Business Combination, we adopted a compensation policy for our non-employee directors (the “Non-Employee Director Compensation Policy”) that consists of annual cash retainer fees and long-term equity awards. Pursuant to Non-Employee Director Compensation Policy, each our non-employee director will receive an annual cash retainer of $50,000. The chairperson of the Audit Committee will receive an additional annual cash retainer of $5,000. Each annual cash retainer will be paid quarterly in advance. No meeting fees will be paid to any non-employee director for attending any meetings of our Board or its committees. Our directors who are also employees receive no compensation for their services as directors.

On the date of any annual meeting of our shareholders, each non-employee director will be granted an award of restricted share units with respect to our common shares with a grant-date value (based on the volume weight average price per our common share over the 20 consecutive trading-day period ending on the date of such annual meeting (or on the last preceding trading day if the date of the annual meeting is not a trading day)) equal to $70,000, rounded down to the nearest whole share. Each such award will vest on the earlier of (i) the day immediately preceding the date of our first annual meeting following the date of grant and (ii) the first anniversary of the date of grant, subject to the non-employee director continuing in service on our Board through the applicable vesting date.

In addition, the Non-Employee Director Compensation Policy provided for an initial grant to each non-employee director who served on our Board on the closing of the Business Combination. Each such grant was made on February 26, 2021 in the form of an award of 7,000 restricted share units with respect to our common shares. Each such award will vest on the day immediately preceding the date of our first annual meeting, subject to the non-employee director continuing in service on our Board through the applicable vesting date.

Non-employee directors who are appointed after the closing of the Business Combination and prior to the date of our first annual meeting or between annual meetings will receive prorated awards.

Each of the foregoing equity awards held by a non-employee director will vest in full immediately prior to the occurrence of a Change in Control (as defined in the 2020 Plan), to the extent outstanding at such time. All equity awards granted under this policy will be granted under, and subject to the limits of, the 2020 Plan and an award agreement thereunder.

Non-employee directors are permitted to defer settlement of shares underlying certain of their restricted share unit awards.

Also, pursuant to the Non-Employee Director Compensation Policy, each non-employee director will be reimbursed for any out-of-pocket expenses reasonably incurred by him or her in connection with services provided in such capacity.

Executive and Director Compensation

Securities Authorized for Issuance Under Equity Compensation Plans

We maintain four equity compensation plans or arrangements under which common shares are authorized for issuance: (i) the 2020 Plan; (ii) the Earnout Plan; (iii) the 2018 Plan; and (iv) the non-plan option award agreements pursuant to which stock options were granted to certain of our Colombian service providers in 2020 (the “Non-Plan Option Agreements”).

The Non-Plan Option Agreements were not approved by stockholders. Each option granted under the Non-Plan Option Agreements (i) has a per-share exercise price of $0.001, (ii) is eligible to vest in full on April 17, 2022, subject to the applicable service provider’s continued service with us through such date (or, if earlier, the date of the service provider’s termination of service by us without Cause within one year following the closing of a Change in Control (as such terms are defined in the 2018 Plan)), (iii) may be exercised no later than April 17, 2023, and (iv) is subject to and governed by the terms and conditions of the 2018 Plan as if such option had been granted thereunder.

The following table summarizes equity compensation plan information for the 2020 Plan, the Earnout Plan and the 2018 Plan, all stockholder approved, as a group, and for the Non-Plan Option Agreements, which are non-stockholder approved in each case as of December 31, 2020.

Equity Compensation Plan Information Table

Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)(a)		Weighted- average Exercise Price of Outstanding Options, Warrants and Rights ($)(b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)(c)
Equity Compensation Plans Approved by Stockholders	933,681	(1)	5.54	(2)	4,253,215	(3)
Equity Compensation Plans Not Approved by Stockholders	41,841		.0003	(2)	—
Total	975,522		5.30		4,253,215

(1)	Includes common shares issuable pursuant to equity awards outstanding under our 2018 Plan, which consists of (i) options to purchase 855,047 common shares, and (ii) 78,634 common shares subject to unvested restricted share units. The 2018 Plan was terminated as of December 18, 2020 in respect of future grants of awards and issuances and distributions of common shares, other than issuances of common shares upon the exercise of options or the vesting of restricted share units granted under the 2018 Plan that were outstanding on December 18, 2020.
(2)	The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon the vesting of outstanding restricted share units, which have no exercise price.
(3)	Includes (i) 2,813,215 common shares reserved for future issuance under the 2020 Plan, (ii) 1,440,000 common shares reserved for future issuance under the Earnout Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of the Company’s common shares as of April 28, 2021 by each of our directors and executive officers, all of our directors and executive officers as a group and each person known by us to be the beneficial owner of more than 5% of our issued and outstanding common shares.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them.

In accordance with the SEC rules governing beneficial ownership, the calculation of percentage ownership includes common shares that each holder has the right to acquire within 60 days but does not include any other common shares issuable upon the exercise of any other outstanding options, warrants or similar instruments held by other persons.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares(1)
Directors and Executive Officers:(2)
Kyle Detwiler(3)	2,168,668	8.7%
Andres Fajardo(4)	414,054	1.7%
Henry R. Hague, III	—	*
Julian Wilches(5)	702,401	2.8%
Etienne Deffarges(6)	—	*
Elisabeth DeMarse(6)	—	*
Gary M. Julien(6)	—	*
All directors and executive officers post-Business Combination as a group (seven persons)	3,285,123	13.2%
Five Percent or Greater Shareholders:
Neem Holdings, LLC(7)	2,478,079	9.9%
Schultze Special Purpose Acquisition Sponsor, LLC(8)	7,148,844	24.0%

*	Less than 1%
(1)	Percentages are based on 24,928,260 common shares outstanding as of April 28, 2021.
(2)	Unless otherwise noted, the business address of each of these individuals is 250 Howe Street, 20th Floor, Vancouver, British Columbia, V6C 3R8, Canada.
(3)	The number of common shares shown as beneficially owned by Mr. Detwiler consists of (i) 1,924,783 common shares owned directly by Mr. Detwiler, (ii) 236,243 common shares owned by Silver Swan, LLC, which is controlled by Mr. Detwiler, and (iii) 7,642 common shares underlying options held by Mr. Detwiler that are currently exercisable or will become exercisable within 60 days of April 28, 2021. The business address Silver Swan, LLC is 34990 Emerald Coast Parkway, Suite 331, Destin, Florida 32541.
(4)	The number of common shares shown as beneficially owned by Mr. Fajardo consists of (i) 405,607 common shares owned by Inversiones Mojo CL FA S.A.S., which is controlled by Mr. Fajardo, and (ii) 8,447 common shares underlying options held by Mr. Fajardo that are currently exercisable or will become exercisable within 60 days of April 28, 2021.
(5)	The number of common shares shown as beneficially owned by Mr. Wilches consists of (i) 691,035 common shares owned by Inversiones Just Go S.A.S., which is controlled by Mr. Wilches, and (ii) 11,366 common shares underlying options held by Mr. Wilches that are currently exercisable or will become exercisable within 60 days of April 28, 2021.
(6)	Does not include 7,000 RSUs granted to this director on February 26, 2021 that will vest on the day immediately preceding the date of the Company’s next annual meeting of shareholders, subject to the director’s continuous service with the Company through the vesting date.
(7)	Consists of common shares held by Neem Holdings. Farallon Capital Management, L.L.C. (“FCM”), as the manager of Neem Holdings, may be deemed to beneficially own such common shares to be held by Neem Holdings. Each of Philip D. Dreyfuss, Michael B. Fisch, Richard B. Fried, David T. Kim, Michael G. Linn, Rajiv A. Patel, Thomas G. Roberts, Jr., William Seybold, Andrew J.M. Spokes, John R. Warren and Mark D. Wehrly (the “Managing Members”), as a senior managing member or managing member, as the case may be, of FCM, in each case with the power to exercise investment discretion, may be deemed to beneficially own such common shares to be held by Neem Holdings. Each of FCM and the Managing Members disclaims beneficial ownership of any such common shares. Does not include 1,217,826 non-voting common shares issued to Neem Holdings pursuant to the Business Combination Agreement. The address for each of the entities and individuals identified in this footnote is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, California 94111.
(8)	The number of common shares shown as beneficially owned by the Sponsor consists of (i) 1,108,421 common shares that are held in escrow, (ii) 1,140,423 common shares that are held in escrow and are subject to certain lock-up restrictions and vesting conditions, and (iii) 4,900,000 common shares issuable upon the exercise of the warrants owned by the Sponsor. Schultze Asset Management is the manager of the Sponsor, and Schultze Master Fund, Ltd is the majority owner of the Sponsor. Each of Schultze Asset Management and Schultze Master Fund, Ltd is controlled by George J. Schultze. Accordingly, Mr. Schultze may be deemed to beneficially own all of the shares held by the Sponsor. Mr. Schultze disclaims beneficial ownership of any securities held by the Sponsor except to the extent of his pecuniary interest therein. The address of each of the individuals is 800 Westchester Avenue, Suite S-632, Rye Brook, New York 10573.

Audit Committee Report

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2020. The Audit Committee has discussed with BDO Canada LLP, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), including Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB, and the SEC. The Audit Committee has also received the written disclosures and the letter from BDO Canada LLP required by applicable requirements of the PCAOB regarding the firm’s communications with the Audit Committee concerning independence and has discussed with BDO Canada LLP the firm’s independence. Based on the foregoing, the audit committee has recommended to the Board that the audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2020.

With respect to the above matters, the Audit Committee submits this report.

Audit Committee Etienne Deffarges Elisabeth DeMarse Gary M. Julien

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporated it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Proposal 2: Appointment of Independent Registered Public Accounting Firm

The BCA requires that the shareholders of the Company, by an ordinary resolution, appoint an authorized person as auditor to hold office from the Company’s annual reference date, being the date of the Annual Meeting, until the next annual reference date.

The Audit Committee has recommended that the shareholders of the Company appoint BDO Canada LLP as the independent registered public accounting firm to audit the consolidated financial statements for the year ending December 31, 2021 and presents this proposal to the shareholders for approval.

A representative of BDO Canada LLP is expected to be present at the meeting and will be afforded the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from shareholders.

For information concerning the appointment of BDO Canada LLP as the Company’s auditor for the year ending December 31, 2020, see Report of the Audit Committee of the Board of Directors above. For information concerning fees paid to BDO Canada LLP and its respective affiliates, see “Audit Fees” below.

The affirmative vote of a simple majority of the votes present, in person by remote attendance or by proxy and properly cast at the meeting is required to pass an ordinary resolution to appoint BDO Canada LLP as the independent registered public accounting firm of the Company for 2021 fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT OF BDO CANADA LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO SERVE AS INDEPENDENT AUDITOR FOR 2021 FISCAL YEAR

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

SAMA Related Person Transactions prior to the Closing of the Business Combination

Following the expiration on January 24, 2019 of the underwriters’ over-allotment option granted in connection with SAMA’s initial public offering, the Sponsor forfeited 487,500 shares, so that the initial shareholders continued to own 20% of SAMA’s issued and outstanding shares of SAMA common stock.

The Sponsor, which was affiliated with SAMA’s officers and directors prior to Closing, agreed that, commencing on December 10, 2018 through the earlier of SAMA’s consummation of an initial business combination or SAMA’s liquidation, it would make available to SAMA certain general and administrative services, including office space, utilities and administrative support, as SAMA required from time to time. SAMA agreed to pay the Sponsor an aggregate of up to $10,000 per month for these services. Accordingly, SAMA’s officers and directors could benefit from the transaction to the extent of their interest in the Sponsor. However, this arrangement was solely for SAMA’s benefit and was not intended to provide SAMA’s officers or directors compensation in lieu of a salary. SAMA believed, based on rents and fees for similar services in the Rye Brook, NY area, that the fee charged by the Sponsor was at least as favorable as SAMA could have obtained from an unaffiliated person.

Other than the administrative fee of up to $10,000 per month and the repayment of any loans made by the Sponsor to SAMA, no compensation or fees of any kind, including finder’s, consulting fees and other similar fees, were paid to the Sponsor, members of SAMA’s management team or their respective affiliates, for services rendered prior to or in connection with the consummation of SAMA’s initial business combination. However, they would receive repayment of any loans from the Sponsor and SAMA’s officers and directors for working capital purposes and reimbursement for any out-of-pocket expenses incurred by them in connection with activities on SAMA’s behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There was no limit on the amount of out-of-pocket expenses reimbursable by SAMA.

Clever Leaves Related Person Transactions prior to the Closing of the Business Combination

As part of its series A financing, in August 2017, Clever Leaves International acquired from an entity affiliated with Kyle Detwiler, the Chief Executive Officer of Clever Leaves International, Joe Salameh, a director of Clever Leaves International, and Tim Tully, a founder and former director of Clever Leaves International, 395,159 Series A preferred shares and 200,000 warrants of Lift & Co., a cannabis-focused technology and media company, in exchange for $923,499 in convertible debentures of Clever Leaves International with a 0% interest rate and the maturity date of August 31, 2020. Clever Leaves International also acquired 100% of the limited liability company interests of NS Merlot MA Holdings, LLC, which owned $625,000 principal amount of convertible notes of Grand Cru Medicinals Management, LLC, from an entity controlled by Messrs. Detwiler and Tully in exchange for $704,226 in convertible debentures of Clever Leaves International.

The founders of Clever Leaves International made additional investments as part of the series A financing, including $1,250,000 in cash from Mr. Salameh and certain of his family members, in exchange for convertible debentures that were subsequently converted into 873,387 Clever Leaves International common shares, and $50,000 in cash from Silver Swan, LLC (“Silver Swan”), an entity controlled by Mr. Detwiler, in exchange for convertible debentures that were subsequently converted into 34,936 Clever Leaves International common shares. In addition, Silver Swan and Mr. Tully funded $308,940 and $80,932 of Clever Leaves International’ expenses, respectively, in exchange for convertible debentures that were subsequently converted into 215,859 and 56,548 Clever Leaves International common shares, respectively.

In connection with the acquisition of Ecomedics, on October 31, 2019, Clever Leaves International entered into the Put Call Agreement with four minority shareholders of Eagle (the “Eagle Minority Shareholders”), including Julián Wilches and Andres Fajardo and Gustavo Escobar, who serve as Chief Regulatory Officer, President and Latam Commercial Vice President of Clever Leaves International, respectively. Pursuant to the Put Call Agreement, the Eagle Minority Shareholders received the Exchangeable Class A common shares of Eagle, which are exchangeable for Clever Leaves International common shares at a predetermined exchange price. Under the terms of the Put Call Agreement, the Eagle Minority Shareholders have an option to require Northern Swan International, Inc., a subsidiary of Clever Leaves International, to purchase the Exchangeable Class A common shares of Eagle in exchange for Clever Leaves International common shares upon certain triggering events, including an initial public offering, an offer to purchase 10% of the shares, or a change of control. In addition, the Eagle Minority Shareholders have a right to require the exchange of the Exchangeable Class A common shares of Eagle on January 12, 2022, if none of the other trigger events occurred prior to this date. The Exchangeable Class A common shares of Eagle are non-voting and have no economic participation in Eagle, but have participation rights in any dividends or distributions of Clever Leaves International.

Certain Relationships and Related Person Transactions

On November 9, 2020, the Company and Clever Leaves International entered into an unsecured subordinated convertible note (the “Neem Holdings Convertible Note”) with a principal amount of $3.0 million in favor of Neem Holdings, LLC (“Neem Holdings”), a shareholder of Clever Leaves International. Clever Leaves International was required to repay the Neem Holdings Convertible Note within 10 business days after the closing of the Business Combination, and the Company agreed to promptly satisfy this obligation in full. The Neem Holdings Convertible Note was interest free. The Neem Holdings Convertible Note was repaid on December 23, 2020 in accordance with its terms.

On November 9, 2020, Clever Leaves International issued to Neem Holdings, a shareholder of Clever Leaves International, a warrant (the “Neem Holdings Warrants”) to purchase the number of Clever Leaves International common shares (the “Warrant Shares”) that would entitle Neem Holdings to receive 300,000 common shares of the Company in the Arrangement for an aggregate purchase price of $3,000. The Neem Holdings Warrants were exercisable for all, but not less than all, of the Warrant Shares and were exercisable until at the earlier of (i) the date and time that the Business Combination Agreement is terminated in accordance with its terms; and (ii) the Arrangement Effective Time. The Neem Holdings Warrants were exercised prior to the Arrangement Effective Time in accordance with their terms.

Transactions Related to the Business Combination

Business Combination Agreement

On November 9, 2020, Clever Leaves International, SAMA, the Company, then a wholly owned subsidiary of Clever Leaves International, and Novel Merger Sub Inc. entered into the Amended and Restated Business Combination Agreement, pursuant to which Clever Leaves International and SAMA agreed to combine in the Business Combination. The parties completed the Business Combination on December 18, 2020, as a result of which the Company became a new holding company of the combined group listed on Nasdaq.

Eagle Share Exchange

In connection with the Business Combination, immediately prior to the Arrangement Effective Time, in accordance with the Put Call Agreement, the Eagle Minority Shareholders, including Julián Wilches, Andres Fajardo and Gustavo Escobar, who served as Chief Regulatory Officer, President and Latam Commercial Vice President of Clever Leaves International, respectively, exchanged their Exchangeable Class A common shares of Eagle for Clever Leaves common shares. Upon the Eagle Share Exchange, the Eagle Minority Shareholders owned Clever Leaves common shares that were exchanged for common shares of the Company as part of the Arrangement.

Shareholder Support Agreements

In connection with the execution of the Business Combination Agreement, we entered into the Shareholder Support Agreements with SAMA and the Key Clever Leaves Shareholders, pursuant to which among other things, the Key Clever Leaves Shareholders agreed to vote their Clever Leaves common and preferred shares in favor of the Business Combination Agreement, the Plan of Arrangement, the Arrangement, the resolutions of Clever Leaves to approve the Plan of Arrangement and Arrangement and the related transactions. Additionally, the common shares received by the Key Clever Leaves Shareholders in connection with the Business Combination are subject to certain lock-up arrangements commencing on the Effective Date and ending one year following the Closing Date, with such restriction on sales and transfers to terminate early if following the 180th day after the Closing Date, the closing trading price of our common shares equals or is greater than $12.50 for any 20 out of any 30 consecutive trading days.

Certain Relationships and Related Person Transactions

Transaction Support Agreement

Concurrently with the execution of the Business Combination Agreement, we entered into the Transaction Support Agreement, as amended on November 9, 2020 with the Sponsor, Clever Leaves International and SAMA, pursuant to which, among other things:

●	the Sponsor and SAMA agreed to take all actions necessary to amend the Stock Escrow Agreement, pursuant to which the shares of SAMA common stock issued prior to the initial public offering are held in escrow, and the Sponsor and SAMA agreed to use reasonable best efforts to cause Continental and the other parties to the Stock Escrow Agreement to establish, pursuant to the Escrow Agreement Amendment, the escrow terms of certain common shares to be held by Sponsor and the independent SAMA directors following consummation of the Business Combination;

●	the Sponsor agreed, subject to and conditioned upon the occurrence of the Closing and effective as of immediately prior to the Merger Effective Time, to forfeit for no consideration all warrants in its possession other than the Excluded Warrants;

●	the Earnout Shareholders are eligible to receive up to 1,440,000 common shares in the form of awards of stock options, restricted share units or restricted shares, subject to applicable vesting conditions determined by our Board or any committee thereof, in the form of an earnout, and such common shares will be issued to the Earnout Shareholders under the Earnout Plan as follows: (i) 720,000 common shares will be issued to the Earnout Shareholders only if the closing price of our common shares on Nasdaq equals or exceeds $12.50 per share (as adjusted for stock splits, reverse splits, stock dividends, reorganizations, recapitalizations or any similar event) for any 20 trading days within any consecutive 30 trading day period on or before the second anniversary of the closing; and (ii) 720,000 common shares will be issued to the Earnout Shareholders only if the closing price of our common shares on Nasdaq equals or exceeds $15.00 per share (as adjusted for stock splits, reverse splits, stock dividends, reorganizations, recapitalizations or any similar event) for any 20 trading days within any consecutive 30 trading day period on or before the fourth anniversary of the closing;

●	our securities received by the Sponsor in connection with the Business Combination will be subject to certain lock-up and forfeiture arrangements commencing on the Effective Date and ending one year following the Closing Date, with such restriction on sales and transfers to terminate early if following the 180th day after the Closing Date, the closing trading price of our common shares equals or is greater than $12.50 for any 20 out of any 30 consecutive trading days; and

●	our common shares held by the Sponsor and the independent directors of SAMA will be released from escrow to the Sponsor and the independent SAMA directors as follows: (i) the Sponsor Upfront Escrow Shares will be released to the Sponsor (and 60,000 of such Sponsor Upfront Escrow Shares will be released to the independent SAMA directors) at the earlier of: (x) one year following the closing or (y) the date on which the closing price of our common shares on Nasdaq equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, as of the closing; (ii) fifty percent (50%) of the Sponsor Earn-Out Shares will be released to the Sponsor if the closing price of our common shares on Nasdaq equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, and recapitalizations) for any 20 trading days within any consecutive 30 trading day period on or before the second anniversary of the closing; and (iii) the other fifty percent (50%) of the Sponsor Earn-Out Shares will be released to the Sponsor if the closing price of our common shares on Nasdaq equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations, and recapitalizations) for any 20 trading days within any consecutive 30 trading day period on or before the fourth anniversary of the closing.

Investors’ Rights Agreement

In connection with, and as a condition to the consummation of, the Business Combination, we entered into the Investors’ Rights Agreement, dated as of December 18, 2020 (the “Investors’ Rights Agreement”) with certain former Shareholders of SAMA, pursuant to which, among other things:

●	so long as the Minimum Holding Condition is satisfied, the holders of a majority of the common shares party to the Investors’ Rights Agreement (the “SPAC Majority Holders”) will have the right to nominate one director to our Board;

●	if (A) at the time of the Closing, the size of our Board is composed of five or fewer directors, (B) we propose for the number of directors comprising our Board to be greater than five directors and (C) at the time we make such proposal, the Minimum Holding Condition is satisfied, then prior to the nomination (or, if there is no nomination, the appointment) of a sixth individual to our Board, the SPAC Majority Holders will have the right to consent (such consent not to be unreasonably withheld, conditioned or delayed) to the nomination (or, if there is no nomination, the appointment) of such additional director. The right to consent to such additional director will expire upon an additional director becoming a member of our Board in accordance with the requirements of the Investors’ Rights Agreement; and

●	certain SAMA Shareholders are entitled to customary registration rights for their respective common shares.

Certain Relationships and Related Person Transactions

For purposes of the Investors’ Rights Agreement, the “Minimum Holding Condition” is considered satisfied for so long as the SPAC Majority Holders hold: (i) 50% of the total number of common shares held by such holders on the date of the Investors’ Rights Agreement and (ii) 2% of the then-issued and outstanding common shares, as determined on a fully diluted basis, including any earn-out shares for so long as the earn-out remains capable of being satisfied; provided that if the holdings of the Sponsor, and the other SAMA Shareholders that are party to the Investors’ Rights Agreement do not satisfy the foregoing clause (ii) at the Closing, the Minimum Holding Condition will nevertheless be deemed satisfied until such time that such Shareholders sell any common shares at which time the Minimum Holding Condition will immediately cease to be satisfied.

Amendment to Warrant Agreement

In connection with the closing of the Business Combination (the “Closing”), on December 18, 2020, we entered into the Warrant Amendment with SAMA and Continental, as warrant agent, pursuant to which, as of the Merger Effective Time, (a) each SAMA warrant that was outstanding immediately prior to the Merger Effective Time no longer represents a right to acquire one share of SAMA common stock and instead represents the right to acquire one common share of the Company under the same terms as set forth in the Warrant Agreement, and (b) SAMA assigned to us all of SAMA’s right, title and interest in and to the Warrant Agreement and we assumed, and agreed to pay, perform, satisfy and discharge in full, all of SAMA’s liabilities and obligations under the Warrant Agreement arising from and after the Merger Effective Time. On April 16, 2021, Continental’s rights and obligations under the Warrant Agreement were transferred to Computershare.

Cash Arrangement Consideration

As part of the Business Combination, certain former shareholders of Clever Leaves International, including Julian Wilches and Andres Fajardo, received the Cash Arrangement Consideration of approximately $3.1 million in the aggregate in exchange for their Clever Leaves International common shares.

Subscription Agreements

In connection with the Business Combination, SAMA obtained commitments from the Subscribers, including Neem Holdings, a shareholder of Clever Leaves International prior to the Closing, to purchase $8.9 million in shares of SAMA common stock for a purchase price of $9.50 per share, in the SAMA PIPE. As part of the SAMA PIPE, certain Subscribers who are holders of the 2022 Convertible Notes (including Rimrock High Income PLUS, a shareholder of Clever Leaves International prior to the Closing) agreed to purchase PIPE Shares in exchange for the transfer of the PIK Notes received in satisfaction of approximately $2.9 million of accrued and outstanding interest under the 2022 Convertible Notes from January 1 to December 31, 2020. In addition, on November 9, 2020, Clever Leaves International and the holders of the 2022 Convertible Notes entered into the November 2020 Convertible Note Amendments that were subject to and contingent upon the consummation of the Agreed PIPE (as defined in the Business Combination Agreement) and the closing of the Business Combination.

Prior to the Merger Effective Time, SAMA issued an aggregate of 934,819 shares of SAMA common stock the Subscribers in the SAMA PIPE that were exchange for our common shares, on a one-for-one basis, in connection with the Closing.

On November 9, 2020, certain Subscribers in the SAMA PIPE, including Neem Holdings, a shareholder of Clever Leaves International prior to the Closing, signed subscription agreements with Clever Leaves International to invest $1.5 million in the aggregate in additional September 2023 Convertible Debentures as part of the Convertible Debenture Investment. The Convertible Debenture Investment was completed shortly before the Arrangement Effective Time and resulted in the issuable of an aggregate of 214,284 common shares in the Arrangement.

Amendment to Stock Escrow Agreement

In connection with the Closing of the Business Combination, on December 18, 2020, the parties amended the terms of the Stock Escrow Agreement, dated as of December 10, 2018, by and among SAMA, the Sponsor, certain former SAMA Shareholders named therein and Continental, as the escrow agent (the “Escrow Agreement Amendment”). Pursuant to the Escrow Agreement Amendment, immediately prior to the Closing, the Sponsor forfeited 941,156 shares of SAMA common stock, which were cancelled. The Escrow Agreement Amendment provides that the 2,308,844 common shares issued to the Sponsor and the independent directors of SAMA as part of the Business Combination in exchange for their shares of SAMA common stock will be released from escrow to the Sponsor and the independent SAMA directors as follows: (i) 1,168,421 common shares will be released to the Sponsor (and 60,000 of such shares will be released to the former independent SAMA directors) at the earlier of: (x) one year following the Closing or (y) commencing after the 180th day after the Closing, the date on which the closing price of our common shares on Nasdaq equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, and recapitalizations) for any 20 trading days within any consecutive 30 trading day period; (ii) 570,212 common shares will be released to the Sponsor if the closing price of our common shares on Nasdaq equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, and recapitalizations) for any 20 trading days within any consecutive 30 trading day period on or before the second anniversary of the Closing; and (iii) 570,211 common shares will be released to the Sponsor if the closing price of our common shares on Nasdaq equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations, and recapitalizations) for any 20 trading days within any consecutive 30 trading day period on or before the fourth anniversary of the Closing. In March 2021, the conditions listed in item (ii) above were satisfied and 570,212 common shares were released from escrow.

Other Agreements

For a description of the employment agreements and compensation arrangements with our executive officers and directors, see the sections titled “Compensation of Directors” and “Summary Compensation Table”.

DELINQUENT SECTION 16(a) REPORTS

None.

AUDIT MATTERS

BDO Canada LLP

BDO Canada LLP has audited the financial statements of the Company for the fiscal year ended December 31, 2020.

A representative of BDO Canada LLP is expected to be present at the meeting and will be afforded the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from shareholders.

When considering BDO Canada LLP’s independence, the Audit Committee considered whether its provision of services to the Company beyond those rendered in connection with its audit and review of the Company’s consolidated financial statements was compatible with maintaining its independence and has determined that such services do not interfere with that firm’s independence in the conduct of its auditing function. The Audit Committee also reviewed, among other things, the amount of fees paid to BDO Canada LLP and its respective affiliates for audit and non-audit services.

Change in Certifying Accountant

As previously disclosed, on December 18, 2020, Clever Leaves International and SAMA consummated the Business Combination, as a result of which each of Clever Leaves International and SAMA became a wholly owned subsidiary of the Company, and the Company became the holding company of the combined group listed on The Nasdaq Stock Market.

On January 14, 2021, the Company engaged BDO Canada LLP as the independent registered public accounting firm of the Company and its subsidiaries in connection with the Company’s consolidated financial statements for the year ended December 31, 2020. The engagement of BDO Canada LLP was approved by the Audit Committee of the Board of the Company. BDO Canada LLP, which also served as independent registered public accounting firm of Clever Leaves International. Accordingly, Marcum LLP (“Marcum”), SAMA’s independent registered public accounting firm prior to the closing of the Business Combination, was informed that it would be dismissed as SAMA’s independent registered public accounting firm effective as of January 14, 2021.

The audit reports of Marcum on the financial statements of SAMA as of December 31, 2019 and 2018, and for each year in the periods ended December 31, 2019 and for the period from June 11, 2018 (SAMA’s inception) through December 31, 2018, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from June 11, 2018 (SAMA’s inception) to January 14, 2021, there were no disagreements between SAMA and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on SAMA’s financial statements for such period.

During the period from June 11, 2018 (SAMA’s inception) to January 14, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

During the period from June 11, 2018 (SAMA’s inception) to January 14, 2021, neither SAMA nor anyone on its behalf consulted BDO Canada LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on SAMA’s financial statements, and neither a written report nor oral advice was provided to SAMA that BDO Canada LLP concluded was an important factor considered by SAMA in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as defined in Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K, respectively.

Audit Matters

Audit Fees

For the years indicated, BDO billed or is expected to bill the Company the following fees:

	For the Year Ended December 31,
	2019	2020
	($) in Thousands

Audit Fees	$809	$1,129
Audit-Related Fees	$—	$138
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$809	$1,267

Audit-related fees are principally comprised of fees related to the registration statement for the Business Combination.

Audit Committee Pre-Approval

Pursuant to its written charter, the Audit Committee, or a subcommittee thereof, is responsible for approving in advance all audit and permitted non-audit services the independent registered public accounting firm performs for us. In recognition of this responsibility, the Audit Committee has established a policy to approve in advance all audit and permitted non-audit services the independent registered public accounting firm provides.

The policy provides for the general pre-approval of specific types of services, gives detailed guidance as to the specific services that are eligible for general pre-approval and establishes requirements for annual pre-approval levels and subsequent specific pre-approval requests. The policy requires specific approval of all other permitted services. In evaluating pre-approval requests, the Audit Committee considers whether such services are consistent with the rules of the SEC on auditor independence. The Audit Committee’s charter permits the Audit Committee to delegate to a one or more Committee members the authority to address any requests for pre-approval of services between Audit Committee meetings, and the decisions as to any pre-approvals must be reported to the Audit Committee at its next scheduled meeting. The policy prohibits the Audit Committee from delegating to management the Audit Committee’s responsibility to pre-approve any permitted services.

SHAREHOLDER PROPOSALS

Proposals to be included in our proxy statement. Proposals of shareholders intended to be presented at the Annual Meeting of shareholders to be held in 2022 pursuant to Rule 14a-8 under the Exchange Act must be received by the Secretary of the Company at its executive offices no later than January 19, 2021 to be considered for inclusion in the Company’s proxy materials for that meeting. That date is 120 calendar days before the one-year anniversary of the May 19 release date for this Proxy Statement. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.

The BCA and our Articles permit certain shareholders to make valid proposals by written notice setting out a matter that the shareholder wishes to have considered at the Annual Meeting. Under the BCA, proposals of shareholders are valid if the proposal meets the following requirements:

(1)	the proposal is signed by a “submitter” or “qualified shareholders” (as those terms are defined in the BCA) who, together with the submitter, are, at the time of signing, registered owners or beneficial owners of shares that, in the aggregate, constitute at least 1% of the issued shares of the company that carry the right to vote at general meetings, or have a fair market value in excess of the prescribed amount set pursuant to regulations of the BCA;

(2)	the proposal, and the declarations referred to in paragraph (3) below, are received at the registered office of the Company at least 3 months before the anniversary of the previous year’s annual general meeting; and,

(3)	the proposal is accompanied by a declaration from the submitter and each “supporter” (as that term is defined in the BCA), signed by the submitter or supporter, as the case may be, or, in the case of a submitter or supporter that is a corporation, by a director or senior officer of the signatory:

a.	providing the name of and a mailing address for that signatory;

b.	declaring the number and class or series of shares carrying the right to vote at general meetings that are owned by that signatory as a registered owner or beneficial owner; and

c.	unless the name of the registered owner has already been provided under subparagraph (i), providing the name of the registered owner of those shares.

A proposal may be accompanied by one written statement in support of the proposal. A proposal, or, if a statement is provided in connection, the statement and proposal together, must not exceed 1,000 words in length (excluding the signatures and the declarations referred to above).

Director nominations to be presented at the Annual Meeting. Under our Articles, in order to nominate a director or bring any other business before the shareholders at the Annual Meeting that will not be included in our proxy statement pursuant to Rule 14a-8, you must comply with the procedures and timing specifically described in our Articles.

Pursuant to our Articles, nominations of persons for election to the Board may be made (i) by or at the direction or request of one or more shareholders entitled to vote at the Annual Meeting pursuant to a proposal made in accordance with the provisions of the BCA, or (ii) by any shareholder of the Company (a “Nominating Shareholder”) who, at the close of business on the Meeting Notice Date (as defined below) and on the record date for the notice of the Annual Meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at the Annual Meeting or who beneficially owns shares that are entitled to be voted at such meeting, and who complies with the notice procedures set forth below. For a nomination to be made by a Nominating Shareholder, such Nominating Shareholder must give timely notice thereof in proper written form to the CFO of the Company in accordance with the Articles.

To be timely under the Articles, a Nominating Shareholder’s notice must be received by the CFO of the Company not less than 30 days or more than 65 days prior to the date of the Annual Meeting; provided, however, that in the event that the Annual Meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the Annual Meeting was made (the “Meeting Notice Date”), the Nominating Shareholder’s notice must be so received not later than the close of business on the 10th day following the Meeting Notice Date. The public announcement of an adjournment of the Annual Meeting does not commence a new time period for the giving of a Nominating Shareholder’s notice.

OTHER MATTERS

The Board is not aware of any matters that will be brought before the meeting other than as described in this Proxy Statement. However, if any matters properly come before the meeting that are not specifically set forth on the proxy card and in this Proxy Statement, the persons designated as proxies will have authority to vote thereon in accordance with their best judgment.

Accessing your proxy materials

We are using “notice and access” procedures to distribute our proxy materials to our shareholders. We are mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders. Shareholders who received the Notice may access the proxy materials over the Internet or, on request, receive a paper copy of the materials by mail or an email copy. The Notice includes instructions on how to access the materials over the Internet and how to request a paper or email copy. The Notice further provides instructions on how shareholders may elect to receive proxy materials in the future in printed form or by email.

Some of our shareholders, including shareholders who previously asked to receive paper copies of the proxy materials, will receive paper copies of the proxy materials.

Electronic delivery of the proxy statement and annual report to Shareholders

If you are a shareholder of record, you may choose to receive future proxy statements and annual reports electronically by consenting to electronic delivery online at: www.investorvote.com. If you choose to receive your proxy materials electronically, your choice will remain in effect until you notify us that you wish to discontinue electronic delivery of these documents. You may provide your notice to us via the Internet at www.investorvote.com.

If you hold your Clever Leaves shares in street name in a stock brokerage account or at a bank or other nominee, refer to the information provided by that entity for instructions on how to elect this option.

Your vote is important

Whether or not you plan to attend the Annual Meeting, please take the time to vote you Clever Leaves shares as soon as possible. You may vote your shares on the Internet, by using a toll-free telephone number or by mailing your proxy card (see your Notice or proxy card for complete instructions, or refer to the instructions on page 8 of this Proxy Statement).

Voting your shares

Holders of record. If you are a shareholder of record or a duly appointed proxy of a shareholder of record, you may vote by:

●	Attending the Annual Meeting and voting in person

●	Voting on the Internet or by telephone no later than 1:00 a.m., Eastern Time, June 29, 2021; or

●	Mailing your proxy card so that it is received by Clever Leaves, c/o Computershare prior to the Annual Meeting.

CLEVER LEAVES HOLDINGS INC.
250 HOWE STREET, 20th FLOOR
VANCOUVER, BRITISH COLUMBIA, V6C 3R8, CANADA

VOTE BY INTERNET
Before The Meeting - Go to www.investorvote.com/CLVR

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 1:00 A.M. Eastern Daylight Time the day of the meeting. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.meetingcenter.io/285771470. The password for the meeting, if requested, is KVHQ2021.

You may attend the Meeting via the Internet and vote during the Meeting.

VOTE BY PHONE – 1-800-652-VOTE(8683)
Use any touch-tone telephone to transmit your voting instructions up until 1:00 A.M. Eastern Daylight Time the day of the meeting. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CLEVER LEAVES HOLDINGS INC.

Company Proposals

The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 below:

1.	To elect each of the 5 director nominees named in the proxy statement
			For	Withhold
Nominees:

	1a.	Kyle Detwiler	☐	☐

	1b.	Andres Fajardo	☐	☐

	1c.	Etienne Deffarges	☐	☐

	1d.	Elisabeth DeMarse	☐	☐

	1e.	Gary M. Julien	☐	☐

The Board of Directors recommends you vote FOR the following proposal:		For	Withhold	Abstain

2.	The appointment of BDO Canada LLP as the Company’s independent registered public accounting firm to serve as independent auditor for the 2021 fiscal year.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer and provide the corporate seal, if any.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 2021 Notice and Proxy Statement and 2020 Annual Report on Form 10-K
are available at http://www.edocumentview.com/KVHQ

 CLEVER LEAVES HOLDINGS INC.
Annual Meeting of Shareholders
June 29, 2021 10:00 a.m., Eastern Daylight Time
This proxy is solicited by the Board of Directors

The undersigned hereby authorizes Kyle Detwiler, David M. Kastin and Henry R. Hague III, or any of them, each with full power of substitution, or _______________ as proxy of the undersigned to attend and vote at the Annual Meeting and at any adjournment thereof, with all the powers which the undersigned could exercise if personally present and with authority to vote at the said proxyholder’s discretion unless herein otherwise specified.

The shares represented by this proxy will be voted for or withheld or abstained from voting (as applicable) in accordance with the instructions noted hereon on any ballot that may be called for. The persons named in this proxy will vote this proxy in accordance with the instructions contained herein. Unless contrary instructions are specified, if this proxy is executed and returned (and not revoked) prior to the Annual Meeting, the common shares represented by this proxy will be voted “FOR” the above-mentioned items. The Company presently knows of no matters to come before the Annual Meeting other than the matters identified in the notice of the Annual Meeting. If any amendments, variations or other matters that are not known should properly come before the Annual Meeting, the Common Shares will be voted on such amendments, variations or matters in accordance with the best judgment of the said proxyholder.

The Shareholder has the right to appoint a person, other than the persons designated, to attend, vote and act for the Shareholder and on the Shareholder’s behalf at the Annual Meeting. Such right may be exercised by striking out the names of the specified persons and inserting the name of such other person in the space provided.

This proxy revokes all prior proxies given by the Shareholder represented by this proxy and may be revoked at any time before it has been exercised as described in the Proxy Statement.

Continued and to be signed on reverse side